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                                                            EXHIBIT NO. 99.3(a)











                                 CUSTODIAN CONTRACT
                                       between
                           MONEY MARKET VARIABLE ACCOUNT
                                         and
                        STATE STREET BANK AND TRUST COMPANY

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                                TABLE OF CONTENTS

                                                                          Page

1.       Employment of Custodian and Property to be Held by It..........   1

2.       Duties of the  Custodian  with  Respect to Property
         of the Fund held by the Custodian in the United States.........   2
         2.1      Holding Securities....................................   2
         2.2      Delivery of Securities................................   2
         2.3      Registration of Securities............................   7
         2.4      Bank Accounts.........................................   7
         2.5      Payment for Shares....................................   8
         2.6      Investment and Availability of Federal Funds..........   8
         2.7      Collection of Income..................................   9
         2.8      Payment of Fund Monies................................   10
         2.9      Liability for Payment in Advance of Receipt of
                  Securities Purchased..................................   12
         2.10     Appointment of Agents.................................   13
         2.11     Deposit of Fund Assets in Securities Systems..........   13
         2.11A    Fund Assets Held in the Custodian's Direct Paper
                  System................................................   16
         2.12     Segregated Account....................................   18
         2.13     Ownership Certificates for Tax Purposes...............   19
         2.14     Proxies...............................................   19
         2.15     Communications Relating to Fund Portfolio Securities..   19
         2.16     Reports to Fund by Independent Public Accountants.....   20

3.       Proper Instructions............................................   21

4.       Actions Permitted Without Express Authority....................   21

5.       Evidence of Authority..........................................   22

6.       Duties of Custodian with Respect to the Books of Account
         and Calculation of Net Asset Value and Net Income..............   22

7.       Records........................................................   23

8.       Opinion of Fund Independent Accountants........................   24

9.       Compensation of Custodian......................................   24

10.      Responsibility of Custodian....................................   24

11.      Effective Period, Termination and Amendment....................   26

12.      Successor Custodian............................................   27

13.      Interpretive and Additional Provisions.........................   28

14.      Massachusetts Law to Apply.....................................   29

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                                CUSTODIAN CONTRACT

         This Contract between Sun Life Assurance Company of Canada (U.S.) ("Sun Life (U.S.)"), a corporation organized and existing under the laws of Delaware, having its principal place of business at One Sun Life Executive Park, Wellesley Hills, Massachusetts 02181, acting on behalf of Government Securities Variable Account, a segregated investment account of Sun Life (U.S.), hereinafter called the "Fund" and the units issued by the Fund being hereinafter called "Shares", and State Street Bank and Trust Company, a Massachusetts trust company, having its principal place of business at 225 Franklin Street, Boston, Massachusetts, 02110, hereinafter called the "Custodian".

         WITNESSETH: That in consideration of the mutual covenants and agreements hereinafter contained, the parties hereto agree as follows:

1.       Employment of Custodian and Property to be Held by It

         The Fund hereby employs the Custodian as the custodian of its assets. The Fund agrees to deliver to the Custodian all securities and cash owned by it, and all payments of income, payments of principal or capital distributions received by it with respect to all securities owned by the Fund from time to time. The Custodian shall not be responsible for any property of the Fund held or received by the Fund and not delivered to the Custodian.

         Upon  receipt of "Proper  Instructions"  (within the meaning of Article
3), the Custodian shall from time to time employ one or more subcustodians, but only in accordance with an applicable vote by the Board of Managers of the Fund, and provided that, the Custodian shall have no more or less responsibility or liability to the Fund on

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account of any actions or omissions  of any  subcustodian  so employed  than any such subcustodian has to the Custodian.

2. Duties of the Custodian with Respect to Property of the Fund Held By the Custodian in the United States.

         The provisions of this Article 2 shall apply to the duties of the Custodian as they relate to securities held in the United States. 2.1 Holding Securities. The Custodian shall hold and physically segregate for the account of the Fund all non-cash property, including all securities owned by the Fund to be held in the United States, other than (a) securities which are maintained pursuant to Section 2.11 in a clearing agency which acts as a securities depository or in a book-entry system authorized by the U.S. Department of the Treasury, collectively referred to herein as a "Securities System"; and (b) commercial paper of an issuer for which State Street Bank and Trust Company acts as issuing and paying agent ("Direct Paper") which is deposited and/or maintained in State Street Bank and Trust Company's Direct Paper Book-Entry System ("Direct Paper System") pursuant to Section 2.11.A.

2.2 Delivery of Securities. The Custodian shall release and deliver securities owned by the Fund held by the Custodian or in a Securities System account of the Custodian or in the Direct Paper System only upon receipt of Proper Instructions, which may be continuing instructions when deemed appropriate by the parties, and only in the following cases:

          1) Upon sale of such securities for the account of the Fund and receipt of payment therefor;

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          2) Upon the receipt of payment in connection with any repurchased agreement related to such securities entered into by the Fund;

          3) In the case of a sale effected through a Securities System, in accordance with the provisions of Section 2.11 hereof;

          4) To the depository agent in connection with tender or other similar offers for portfolio securities of the Fund;

          5) To the issuer thereof or its agent when such securities are called, redeemed, retired or otherwise become payable; provided that, in any such case, the cash or other consideration is to be delivered to the Custodian;

          6) To the issuer thereof, or its agent, for transfer into the name of the Fund or into the name of any nominee or nominees of the Custodian or into the name or nominee name of any agent appointed pursuant to Section 2.10 or into the name or nominee name of any subcustodian appointed pursuant to Article 1; or for exchange for a different number of bonds, certificates or other evidence representing the same aggregate face amount or number of units; provided that, in any such case, the new securities are to be delivered to the Custodian;

          7) Upon the sale of such securities for the account of the Fund, to the broker or its clearing agent, against a receipt, for examination in accordance with "street delivery" custom; provided that in any such case, the Custodian shall have no responsibility or liability for

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any loss arising from the delivery of such securities prior to receiving payment for such securities except as may arise from the Custodian's own negligence or willful misconduct;

          8) For exchange or conversion pursuant to any plan of merger, consolidation, recapitalization, reorganization or readjustment of the securities of the issuer of such securities, or pursuant to provisions for conversion contained in such securities, or pursuant to any deposit agreement; provided that, in any such case, the new securities and cash, if any, are to be delivered to the Custodian;

          9) In the case of warrants, rights or similar securities, the surrender thereof in the exercise of such warrants, rights or similar securities or the surrender of interim receipts or temporary securities for definitive securities, provided that, in any such case, the new securities and cash, if any, are to be delivered to the Custodian;

         10) For  delivery  in   connection   with  any  loans  of securities
made by the Fund, but only against receipt of adequate collateral as agreed upon from time to time by the Custodian and the Fund, which may be in the form of cash or obligations issued by the United States government, its agencies or instrumentalities, except that in connection with any loans for which collateral is to be credited to the Custodian's account in the book-entry system authorized by the U.S. Department of the Treasury, the Custodian will not be held

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liable or responsible for the delivery of securities  owned by the Fund prior to the receipt of such collateral;

          11) For delivery as security in connection with any borrowings by the Fund requiring a pledge of assets by the Fund, but only against receipt of amounts borrowed;

          12) For delivery in accordance with the provisions of any agreement among the Fund, the Custodian and a broker-dealer registered under the
Securities Exchange Act of 1934 (the "Exchange Act") and a member of The National Association of Securities Dealers, Inc. ("NASD"), relating to compliance with the rules of The Options Clearing Corporation and of any registered national securities exchange, or of any similar organization or organizations, regarding escrow or other arrangements in connection with transactions by the Fund;

          13) For delivery in accordance with the provisions of any agreement among the Fund, the Custodian, and a Futures Commission Merchant registered under the Commodity Exchange Act, relating to compliance with the rules of the Commodity Futures Trading Commission and/or any Contract Market, or any similar organization or organizations, regarding account deposits in connection with transactions by the Fund; and

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          14) For any other proper  purpose,  but only upon receipt of, in addition to Proper Instructions, a certified copy of a resolution of the Board of Managers signed by an officer of the fund, setting forth the purpose for which such delivery is to be made, declaring such purposes to be proper and naming the person or persons to whom delivery of such securities shall be made.

2.3 Registration of Securities. Securities held by the Custodian (other than bearer securities) in the United States shall be registered in the name of the Fund or in the name of any nominee of the Fund or of any nominee of the Custodian which nominee shall be assigned exclusively to the Fund, unless the Fund has authorized in writing the appointment of a nominee to be used in common with other registered investment companies having the same investment adviser as the Fund, or in the name or nominee name of any agent appointed pursuant to Section 2.10 or in the name or nominee name of any subcustodian appointed pursuant to
         Article 1. All securities accepted by the Custodian on behalf of the Fund under the terms of this Contract shall be in "street name" or other good delivery form.

2.4 Bank Accounts. The Custodian shall open and maintain a separate bank account or accounts (the "Fund's Account or Accounts") in the name of the Fund, subject only to draft or order by the Custodian acting pursuant to the terms of this Contract, and shall hold in such Account or Accounts, subject to the provisions hereof, all cash received by it from or for the Account of the Fund, other than cash maintained by the Fund in a bank Account established and used in accordance

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         with Rule 17f-3  under the  Investment  Company  Act of 1940.  Funds held by the Custodian for the Fund may be deposited by it to its credit as Custodian in the Banking Department of the Custodian or in such other banks or trust companies as it may in its discretion deem necessary or desirable; provided, however, that every such bank or trust company shall be qualified to act as a custodian under the Investment Company Act of 1940 and that each such bank or trust company and the funds to be deposited with each such bank or trust company shall be approved by vote of a majority of the Board of Managers of the Fund. Such funds shall be deposited by the Custodian in its capacity as Custodian and shall be withdrawable by the Custodian only in that capacity.

2.5 Payments for Shares. The Custodian shall receive from Sun Life (U.S.) and deposit into the Fund's account such payments as are received by Sun Life (U.S.) for investment in the Fund. The Custodian will provide timely notification to the Fund and Sun Life (U.S.) of any receipt by it of such payments.

2.6      Investment and Availability of Federal Funds.   Upon mutual agreement
         between the Fund and the Custodian, the Custodian shall, upon the receipt of Proper Instructions,

             1) invest in such instruments as may be set forth in such instruments on the same day as received all federal funds received after a time agreed upon between the Custodian and the Fund; and

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             2)   make  federal  funds  available  to  the  Fund  as of
                  specified times agreed upon from time to time to time by the Fund and the Custodian in the amount of checks received in payment for Shares of the Fund which are deposited into the Fund's account.

2.7 Collection of Income. The Custodian shall collect on a timely basis all income and other payments with respect to registered securities held hereunder to which the Fund shall be entitled either by law or pursuant to custom in the securities business, and shall collect on a timely basis all income and other payments with respect to bearer securities if, on the date of payment by the issuer, such securities are held by the Custodian or agent thereof and shall credit such income, as collected, to the Fund's custodian Account. Without limiting the generality of the foregoing, the Custodian shall detach and present for payment all coupons and other income items requiring presentation as and when they become due and shall collect interest when due on securities held hereunder. Income due the Fund on securities loaned pursuant to the provisions of Section 2.2 (10) shall be the responsibility of the Fund. The Custodian will have no duty or responsibility in connection therewith, other than to provide the Fund with such information or data as may be necessary to assist the Fund in arranging for the timely delivery to the Custodian of the income to which the Fund is properly entitled.

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2.8       Payment of Fund Monies. Upon receipt of Proper Instructions, which may be continuing instructions when deemed appropriate by the parties, the Custodian shall pay out monies of the Fund in the following cases only:
                  1 Upon the purchase of securities for the account of the Fund but only (a) against the delivery of such securities to the Custodian (or any bank, banking firm or trust company doing business in the United
                           States  or  abroad  which  is  qualified   under  the
                           Investment Company Act of 1940, as amended, to act as a custodian and has been designated by the Custodian as its agent for this purpose) registered in the name of the Fund or in the name of a nominee of the Custodian referred to in Section 2.3 hereof or in proper form for transfer; (b) in the case of a purchase effected through a Securities System, in accordance with the conditions set forth in Section
                           2.11 hereof; (c) in the case of a purchase involving the Direct Paper System, in accordance with the conditions set forth in Section 2.11A; or (d) in the case of repurchase agreements entered into between the Fund and the Custodian, or another bank, or a broker-dealer which is a member of NASD, (i) against delivery of the securities either in certificate form or through an entry crediting the Custodian's account at the Federal Reserve Bank with such securities owned by the Custodian along with written evidence of the agreement by the Custodian to repurchased such securities from the Fund;

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                  2)       In connection with conversion, exchange or surrender
                           of securities  owned by the Fund as set forth in
                           Section 2.2 hereof;

                  3) For the redemption or repurchase of Shares issued by the Fund as set forth in Article 3 hereof;

                  4) For the payment of any expense or liability incurred by the Fund, including but not limited to the following payments for the account of the Fund: interest, taxes, management, accounting, and legal fees, and operating expenses are to be in whole or part capitalized or treated as deferred expenses;

                  5) For payment of the amount of dividends received in respect of securities sold short;

                  6) For any other proper purpose, but only upon receipt of, in addition to Proper Instructions, a certified copy of a resolution of the Board of Managers of the Fund signed by an officer of the Fund, setting forth the purpose for which such payment is to be made, declaring such purpose to be a proper purpose, and naming the person or persons to whom such payment is to be made.

2.9. Liability for Payment in Advance of Receipt of Securities Purchased. In any and every case where payment for purchase of securities for the account of the Fund is made by the Custodian in advance of receipt of the securities purchased in the absence of specific written instructions from the Fund to so pay in advance, the Custodian shall be absolutely liable to the Fund, for such securities to the same extent as if the securities had been received by the Custodian, except that in

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          the case of repurchase agreements entered into by the Fund with a bank which is a member of the Federal Reserve System, the Custodian may transfer funds to the account of such bank prior to the receipt of written evidence that the securities subject to such repurchase agreement have been transferred by book-entry into a segregated non-proprietary account of the Custodian maintained with the Federal Reserve Bank of Boston or of the safekeeping receipt, provided that such securities have in fact been so transferred by book-entry.

2.10 Appointment of Agents. The Custodian may at any time or times in its discretion appoint (and may at any time remove) any other bank or trust company which is itself qualified under the Investment Company Act of 1940, as amended, to act as a custodian, as its agent to carry out such of the provisions of this Article 2 as the Custodian may from time to time direct; provided, however, that the appointment of any agent shall not relieve the Custodian of its responsibilities or liabilities hereunder.

2.11 Deposit of Fund Assets in Securities Systems. The Custodian may deposit and/or maintain domestic securities owned by the Fund in a clearing agency registered with the Securities and Exchange Commission under Section 17A of the Securities Exchange Act of 1934, which acts as a securities depository, or in the book-entry system authorized by the U.S. Department of the Treasury and certain federal agencies, collectively referred to herein as "Securities System: in accordance with applicable Federal Reserve Board and Securities and Exchange Commission rules and regulations, if any, and subject to the following provisions:

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          1)   The  Custodian  may keep  securities  of the  Fund in a
               Securities System provided that such securities are represented in an account ("Custodian Account") of the Custodian in the Securities System which shall not include any assets of the Custodian other than assets held as a fiduciary, custodian or otherwise for customers;

          2) The records of the Custodian with respect to securities of the Fund which are maintained in a Securities System shall identify by book-entry those securities belonging to the Fund;

          3) The Custodian shall pay for securities purchased for the account of the Fund upon (i) receipt of advice from the Securities System that such securities have been transferred to the Custodian's Account, and (ii) the making of an entry on the records of the Custodian to reflect such payment and transfer for the account of the Fund. The Custodian shall transfer securities sold for the account of the Fund upon (i) receipt of advice from the Securities System that payment for such securities has been transferred to the Custodian's Account, and (ii) the making of an entry on the records of the Custodian to reflect such transfer and payment for the account of the Fund. Copies of all advices from the Securities System of transfers of securities for the account

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               of the Fund shall  identify the Fund, be maintained  for the fund by the Custodian and be provided to the Fund at its request. Upon request, the Custodian shall furnish the Fund confirmation of each transfer to or from the account of the Fund in the form of a written advice or notice and shall furnish to the Fund copies of daily transaction sheets reflecting each day's transactions in the Securities System for the account of the Fund.

          4) The Custodian shall provide the Fund with any report obtained by the Custodian on the Securities System's accounting system, internal accounting control and procedures for safeguarding securities deposited in the Securities System;

          5)   The   Custodian   shall  have  received  the initial or annual
               certificate,  as the case may be,  required by Article 11 hereof;

          6) Anything to the contrary in this Contract notwithstanding, the Custodian shall be liable to the Fund for any loss or damage to the Fund resulting from use of the Securities System by reason of any negligence, misfeasance or misconduct of the Custodian or any of its agents or of any of its or their employees or from failure of the Custodian or

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               any such agent to enforce  effectively such rights as it may have against the Securities System; at the election of the Fund, it shall be entitled to be subrogated to the rights of the Custodian with respect to any claim against the Securities System or any other person which the Custodian may have as a consequence of any such loss or damage if and to the extent that the Fund has not been made whole for any such loss or damage.

2.11A Fund Assets Held in the Custodian's Direct Paper System. The Custodian may deposit and/or maintain securities owned by the Fund in the Direct Paper System subject to the following provisions:

          1) No transaction relating to securities in the Direct Paper System will be effected in the absence of Proper Instructions;

          2) The Custodian may keep securities of the Fund in the Direct Paper System only if such securities are represented in an account of the Custodian in the Direct Paper System which shall not include any assets of the Custodian other than assets held as a fiduciary, custodian or otherwise for customers;

          3) The records of the Custodian with respect to securities of the Fund which are maintained in the Direct Paper System

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               shall identify by book-entry  those  securities  belonging to the
               Fund;

          4)   The   Custodian   shall   furnish  the  Fund  confirmation  of
               each transfer of Direct Paper to or form the account of the Fund, in the form of a written advice or notice on the next business day following such transfer and shall furnish to the Fund copies of daily transaction sheets reflecting each day's transaction in the Direct Paper System for the account of the Fund;

          5) The Custodian shall pay for securities purchased for the account of the Fund upon the making of an entry on the records of the Custodian to reflect such payment and transfer of securities to the account of the Fund. The Custodian shall transfer securities sold for the account of the Fund upon the making of an entry on the records of the Custodian to reflect such transfer and receipt of payment for the account of the Fund;

           6) The Custodian shall provide the Fund with any report on the system of internal accounting control for the Direct Paper System that the Custodian receives and as the Fund may reasonable request from time to time;

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2.12     Segregated  Account.   The  Custodian  shall  upon  receipt  of  Proper
         Instructions establish and maintain a segregated account or accounts for and on behalf of the Fund, into which account or accounts for and on behalf of the Fund, into which account or accounts may be transferred cash and/or securities, including securities maintained in an account by the Custodian pursuant to Section 2.11 hereof, (i) in accordance with the provisions of any agreement among the Fund, the Custodian and a broker-dealer registered under the Exchange Act and a member of the NASD (or any futures commission merchant registered under the Commodity Exchange Act), relating to compliance with the rules of The Options Clearing Corporation and of any registered national securities exchange (or the Commodity Futures Trading Commission or any
         registered  contract  market),  or  of  any  similar   organization  or
         organizations, regarding escrow or other arrangements in connection with transactions by the Fund, (ii) for purposes of segregating cash or government securities in connection with options purchased, sold or written by the Fund or commodity futures contracts or options thereon purchased or sold by the Fund, (iii) for the purpose of compliance by the Fund with the procedures required by Investment Company Act Release No. 10666, or any subsequent release or releases of the Securities and Exchange Commission relating to the maintenance of segregated accounts by registered investment companies and (iv) for other proper purposed, but only, in the case of clause (iv), upon receipt of, in addition to Proper Instructions, a certified copy of a resolution of the Board of Managers signed by an officer of the Fund, setting forth the purpose or purposes

                                        `8
         of such segregated account and declaring such purposes to be proper corporate purposes.

2.13 Ownership Certificates for Tax Purposes. The Custodian shall execute ownership and other certificates and affidavits for all federal and state tax purposes in connection with receipt of income or other payments with respect to securities of the Fund held by it and in connection with transfers of securities.

2.14 Proxies. The Custodian shall, with respect to the securities held hereunder, cause to be promptly executed by the registered holder of such securities, if the securities are registered otherwise than in the name of the Fund or a nominee of the Fund, all proxies, without indication of the manner in which such proxies are to be voted, and shall promptly deliver to the Fund such proxies, all proxy soliciting materials and all notices relating to such securities.

2.15 Communications Relating to Fund Portfolio Securities. The Custodian shall transmit promptly to the Fund all written information (including, without limitation, pendency of calls and maturities of securities and expirations of rights in connection therewith and notices of exercise of call and put options written by the Fund and the maturity of futures contracts purchased or sold by the Fund) received by the Custodian from issuers of the securities being held for the Fund. With respect to tender or exchange offers, the Custodian shall transmit promptly to the Fund all written information received by the Custodian from issuers of the securities whose tender or exchange is sought and from the party or his agents) making the tender or exchange offer. If the Fund desires to take action with respect to any tender offer, exchange offer or any other similar transaction, the Fund shall notify the Custodian at least three business days prior to the date on which the Custodian is to take such action.

2.16 Reports to Fund by Independent Public Accountants. The Custodian shall provide the fund, at such times as the Fund may reasonably require, with reports by independent public accountants on the accounting system, internal accounting control and procedures for safeguarding securities, futures contracts and options on futures contracts, including securities deposited and/or maintained in a Securities System, relating to the services provided by the Custodian under this Contract; such reports, which shall be of sufficient scope and in sufficient detail, as may reasonably be required by the Fund to provide reasonable assurance that any material inadequacies would be disclosed by such examination, and, if there are no such inadequacies, shall so state.

3.       Proper Instructions.

         Proper instructions as sued throughout this Contract means a writing signed or initialed by one or more person or persons as the Board of Managers shall have from time to time authorized. Each such writing shall set forth the specific transaction or type of transaction involved, including a specific statement of the purpose for which such action is requested. Oral instructions will be considered Proper Instructions if the Custodian reasonable believes them to have been given by a person authorized to give such instructions with respect to the transaction involved. The Fund shall cause all oral instructions to be confirmed in writing. Upon receipt of a certificate of the Secretary as to the authorized by the Board of Managers of the Fund accompanied by a detailed description of procedures approved by the Board of Managers, Proper Instructions may include communications effected directly between electro-mechanical or electronic devices provided that the Board of Managers and the Custodian are satisfied that such procedures afford adequate safeguards for the Fund's assets.

4.       Actions Permitted without Express Authority.

         The Custodian may in its discretion, without express authority from the
Fund:

                           1) make payments to itself or others for minor expenses of handling securities or other similar items relating to its duties under this Contract, provided that all such payments shall be accounted for to the Fund;

                           2) surrender securities in temporary form for securities in definitive form;

                           3) endorse for collection, in the name of the Fund, checks, drafts and other negotiable instruments; and

                           4) in general, attend to all non-discretionary details in connection with the sale, exchange, substitution, purchase, transfer and other dealings with the securities and property of the Fund except as otherwise directed by the Board of Managers of the Fund.

5.       Evidence of Authority.

         The Custodian shall be protected in acting upon any instructions, notice, request, consent, certificate or other instrument or paper believed by it to be genuine and to have been properly executed by or on behalf of the Fund. The Custodian may receive and accept a certified copy of a vote of the Board of Managers of the Fund as conclusive evidence (a) of the authority of any person to act in accordance with such vote or (b) of any determination or of any action by the Board of Managers as described in such vote, and such vote may be considered as in full force and effect until receipt by the Custodian of written notice to the contrary.

6.       Duties  of  Custodian   with  Respect  to  the  Books  of  Account  and
         Calculation of Net Asset Value and Net Income.

         The Custodian shall cooperate with and supply necessary information to the entity of entities appointed by the Board of Managers of the Fund to keep the books of account of the Fund and/or compute the net asset value per share of the outstanding shares of the Fund or, if directed in writing to do so by the Fund, shall itself keep such books of account and/or compute such net asset value per share. If so directed, the Custodian shall also calculate daily the net income of the Fund as described in the Fund's currently effective prospectus and shall advise the Fund and the Transfer Agent daily of the total amounts of such net income and, if instructed in writing by an officer of the Fund to do so, shall advise the Transfer Agent periodically of the division of such net income among its various components. The calculations of the net asset value per share and the daily income of the Fund shall be made at the time or times described from time to time in the Fund's currently effective prospectus.

7.                Records.

                  The Custodian shall create and maintain all records relating to its activities and obligations under this Contract in such manner as will meet the obligations of the Fund under the Investment Company Act of 1940, with particular attention to Section 31 thereof and Rules 31a-2 thereunder, applicable federal and state tax and insurance laws and any other law or administrative rules or procedures which may be applicable to the Fund. All such records shall be the property of Sun Life (U.S.) and the Fund and shall at all times during the regular business hours of the Custodian be open for inspection by duly authorized officers, employees or agents of the Fund and Sun Life (U.S.) and employees and agents of the Securities and Exchange Commission. Such records will be surrendered promptly by the Custodian upon request. The Custodian shall, at the Fund's request, supply the Fund with a tabulation of securities owned by the Fund and held by the Custodian and shall, when requested to do so by the Fund and for such compensation as shall be agreed upon between the Fund and the Custodian, include certificate numbers in such tabulations.

8.                Opinion of Fund's Independent Accountant.

                  The Custodian shall take all reasonable action, as the Fund may from time to time request, to obtain from year to year favorable opinions from the Fund's independent accountants with respect to its activities hereunder in connection with the preparation of the Fund's Form N-3, and Form N-SAR or other registration statements and annual reports to the Securities and Exchange Commission and with respect to any other requirements of such Commission.

9.       Compensation of Custodian.

         The Custodian shall be entitled to reasonable compensation for its services and expenses and Custodian, as agreed upon from time to time between the Fund and the Custodian.

10.      Responsibility of Custodian.

         So long as and to the extent that it is in the exercise of reasonable care, the Custodian shall not be responsible for the title, validity or genuineness of any property or evidence of title thereto received by it or delivered by it pursuant to this Contract and shall be held harmless in acting upon any notice, request, consent, certificate or other instrument reasonably believed by it to be genuine and to be signed by the proper party or parties. The Custodian shall be held to the exercise of reasonable care in carrying out the provisions of this Contract, but shall be kept indemnified by the Fund for any action taken or omitted by it in the proper execution of instructions from the Fund. It shall be entitled to rely on and may act upon advice of counsel for the Fund on all matters and shall be without liability for any action reasonably taken or omitted pursuant to such advice. Notwithstanding the foregoing, the responsibility of the Custodian with respect to redemptions effected by check shall be in accordance with a separate agreement entered into between the Custodian and the Fund.

                  The Custodian shall be liable for the acts and omissions of Chase appointed as its subcustodian pursuant to the provision of Article 3 to the extent set forth in Sections 3.2 and 3.3 hereof.

                  The Fund agrees to indemnify and hold harmless the Custodian and its nominee from and against all taxes, charges, expenses, assessments, claims and liabilities (including counsel fees) incurred or assessed against it or its nominee in connection with the performance of this Contract, except such as may arise from it or its nominee's own negligent action, negligent failure to act or willful misconduct. The Custodian is authorized to charge any account of the fund for such items and its fees. To secure any such authorized charges and any advances of cash or securities made by the Custodian to or for the benefit of the Fund for any purpose which results in the Fund incurring and overdraft at the end of any business day or for extraordinary or emergency purposes during any business day, the Fund hereby grants to the Custodian a security interest in and pledges to the Custodian securities held for it by the Custodian, in an amount not to exceed five percent of the Fund's gross assets, the specific securities to be designated in writing from time to time by the Fund or its investment adviser (the "Pledged

Securities"). Should the Fund fail to repay promptly any advances of cash or securities, the Custodian shall be entitled to use available cash and to dispose of the Pledged Securities as is necessary to repay any such advances.

11.               Effective Period, Termination and Amendment.

                  This Contract shall become effective as of its execution, shall continue in full force and effect until terminated as hereinafter provided, may be amended at any time by mutual agreement of the parties hereto and may be terminated by either party by an instrument in writing delivered or mailed, postage prepaid to the other party, such termination to take effect not sooner than thirty (30) days after the date of such deliver or mailing; provided, however, that the Custodian shall not act under Section 2.11 hereof in the absence of receipt of an initial certificate of the Secretary that the Board of Managers of the Fund has approved the initial use of a particular Securities System and the receipt of an annual certificate of the Secretary that the Board of Managers has reviewed the use by the Fund of such Securities System, as required in each case by Rule 17f-4 under the Investment Company Act of 1940, as amended and that the Custodian shall not act under Section 2.11.A hereof in the absence of receipt of an initial certificate of the Secretary that the Board of Managers has approved the initial use of the Direct Paper System and the receipt of an annual certificate of the Secretary that the Board of Managers has reviewed the used by the Fund of the Direct Paper System; provided further, however, that the Fund shall not amend or terminate this Contract in contravention of any applicable federal or state regulations, and (b) that the Fund may at any time by action of its Board of Managers (i) substitute another bank or trust company for the Custodian by giving notice as described above to the Custodian, or (ii) immediately terminate this Contract in the event of the appointment of a conservator or receiver for the Custodian or upon the happening of a like event at the direction of an appropriate regulatory agency or court of competent jurisdiction.

                  Upon termination of the Contract, the Fund shall pay to the Custodian such compensation as may be due as of the date of such termination and shall likewise reimburse the Custodian for its costs, expenses and disbursements.

12.               Successor Custodian.

                  If a successor custodian shall be appointed by the Board of Managers of the Fund, the Custodian shall, upon termination, deliver to such successor custodian at the office of the Custodian, duly endorsed and in the form for transfer, all securities then held by it hereunder and shall transfer to an account of the successor custodian all of the Fund's securities held in a Securities System.

                  If no such successor custodian shall be appointed, the Custodian shall, in like manner, upon receipt of a certified copy of a vote of the Board of Managers of the Fund, deliver at the office of the Custodian and transfer such securities, funds and other properties in accordance with such vote.

                  In the event that no written order designating a successor custodian or certified copy of a vote of the Board of Managers shall have been delivered to the Custodian on or before the date when such termination shall become effective, then the

Custodian shall have the right to deliver to a bank or trust company, which is a "bank" as defined in the Investment Company Act of 1940, of its own selection, having an aggregate capital, surplus, and undivided profits, as shown by its last published report, of not less than $25,000,000, all securities, funds and other properties held by the Custodian and all instruments held by the Custodian relative thereto and all other property held by it under this Contract and to transfer to an account of such successor custodian all of the Fund's securities held in any Securities System. Thereafter, such bank or trust company shall be the successor of the Custodian under this Contract.

                  In the event that securities, funds and other properties remain in the possession of the Custodian after the date of termination hereof owing to failure of the Fund to procure the certified copy of the vote referred to or of the Board of Managers to appoint a successor custodian, the Custodian shall be entitled to fair compensation for its services during such period as the Custodian retains possession of such securities, funds and other properties and the provisions of this Contract relating to the duties and obligations of the Custodian shall remain in full force and effect.

13.               Interpretive and Additional Provisions.

                  In connection with the operation of this Contract, the Custodian and the Fund may from time to time agree on such provisions interpretive of or in addition to the provisions of this Contract as may in their joint opinion be consistent with the general tenor of this Contract. Any such interpretive or additional provisions shall be in a writing signed by both parties and shall be annexed hereto, provided that no such interpretive or additional provisions shall contravene any applicable federal or state regulations or any provision of the Articles of Incorporation of the Fund. No interpretive or additional provisions made as provided in the preceding sentence shall be deemed to be an amendment of this Contract.

14.               Massachusetts Law to Apply.

                  This Contract  shall be construed and the  provisions  thereof
interpreted   under  and  in  accordance  with  laws  of  the   Commonwealth  of
Massachusetts.

                  IN WITNESS WHEREOF, each of the parties has caused this instrument to be executed in its name and behalf by its duly authorized representative and its seal to be hereunder affixed as of the 25th day of July, 1990

                                    MONEY MARKET VARIABLE ACCOUNT


ATTEST:                             By:    SUN LIFE ASSURANCE COMPANY OF
                                                     CANADA (U.S.)


BONNIE S. ANGUS                     By:    DAVID D. HORN
Bonnie S. Angus, Secretary                 David D. Horn, Senior Vice President
                                            and General Manager


ATTEST:                             STATE STREET BANK AND TRUST COMPANY


NOT LEGIBLE                         By:      NOT LEGIBLE
Assistant Secretary                          Vice President

                               CUSTODIAN CONTRACT
                                    between
                          HIGH YIELD VARIABLE ACCOUNT
                                      and
                      STATE STREET BANK AND TRUST COMPANY

                                 TABLE OF CONTENTS
                                                                         Page

1.       Employment of Custodian and Property to be Held by It.........     1
2.       Duties of the Custodian with Respect to Property of
         the Fund held by the Custodian in the United States...........     2
         2.1      Holding Securities...................................     2
         2.2      Delivery of Securities...............................     3
         2.3      Registration of Securities...........................     7
         2.4      Bank Accounts........................................     8
         2.5      Payment for Shares...................................     8
         2.6      Investment and Availability of Federal Funds.........     9
         2.7      Collection of Income.................................     9
         2.8      Payment of Fund Monies...............................    10
         2.9      Liability for Payment in Advance of Receipt of
                  Securities Purchased.................................    12
         2.10     Appointment of Agents................................    13
         2.11     Deposit of Fund Assets in Securities Systems.........    13
         2.11A    Fund Assets Held in the Custodian's Direct Paper
                  System...............................................    16
         2.12     Segregated Account...................................    18
         2.13     Ownership Certificates for Tax Purposes..............    19
         2.14     Proxies..............................................    19
         2.15     Communications Relating to Fund Portfolio Securities.    20
         2.16     Reports to Fund by Independent Public Accountants....    21

3.       Duties of the Custodian with Respect to Property of
         the Fund Held Outside of the United States....................    21
         3.1      Appointment of Chase as Subcustodian.................    21
         3.2      Standard of Care; Liability..........................    21
         3.3      Fund's Responsibility for Rules and Regulations......    22

4.       Proper Instructions...........................................    23

5.       Actions Permitted Without Express Authority...................    23

6.       Evidence of Authority.........................................    24

7.       Duties of Custodian with Respect to the Books of Account
         and Calculation of Net Asset Value and Net Income.............    25

8.       Records.......................................................    25

9.       Opinion of Fund Independent Accountants.......................    26

10.      Compensation of Custodian.....................................    26

11.      Responsibility of Custodian...................................    26

12.      Effective Period, Termination and Amendment...................    28

13.      Successor Custodian...........................................    29

14.      Interpretive and Additional Provisions........................    31

15.      Massachusetts Law to Apply....................................    31

                          CUSTODIAN CONTRACT

         This Contract between Sun Life Assurance Company of Canada (U.S.) ("Sun Life (U.S.)"), a corporation organized and existing under the laws of Delaware, having its principal place of business at One Sun Life Executive Park, Wellesley Hills, Massachusetts 02181, acting on behalf of High Yield Variable Account, a segregated investment account of Sun Life (U.S.), hereinafter called the "Fund" and the units issued by the Fund being hereinafter called "Shares", and State Street Bank and Trust Company, a Massachusetts trust company, having its principal place of business at 225 Franklin Street, Boston, Massachusetts, 02110, hereinafter called the "Custodian".

         WITNESSETH:   That in consideration of the mutual covenants and
agreements hereinafter contained, the parties hereto agree as follows:

1.       Employment of Custodian and Property to be Held by It

         The Fund hereby employs the Custodian as the custodian of its assets including securities and cash it desires to be held within the United States (collectively "domestic securities") and securities and cash it desires to be held outside the United States (collectively "foreign securities"), subject to the terms of Article 3 hereof. The Fund agrees to deliver to the Custodian all securities and cash owned by it, and all payments of income, payments of principal or capital distributions received by it with respect to all securities owned by the Fund from time to time. The Custodian shall not be responsible for any property of the Fund held or received by the Fund and not delivered to the Custodian.

         Upon  receipt of "Proper  Instructions"  (within the meaning of Article
4), the Custodian shall from time to time employ one or more subcustodians, but only in accordance with an applicable vote by the Board of Managers of the Fund, and provided that, except as expressly provided in Article 3 hereof, the Custodian shall have no more or less responsibility or liability to the Fund on account of any actions or omissions of any subcustodian so employed than any such subcustodian has to the Custodian.

2. Duties of the Custodian with Respectto Property of the Fund Held By the Custodian in the United States.

         The provisions of this Article 2 shall apply to the duties of the Custodian as they relate to domestic securities, held in the United States.

2.1 Holding Securities. The Custodian shall hold and physically segregate for the account of the Fund all non-cash property, including all domestic securities owned by the Fund to be held in the United States, other than (a) securities which are maintained pursuant to Section
         2.11 in a clearing agency which acts as a securities depository or in a book-entry system authorized by the U.S. Department of the Treasury, collectively referred to herein as a "Securities System"; and (b) commercial paper of an issuer for which State Street Bank and Trust Company acts as issuing and paying agent ("Direct Paper") which is deposited and/or maintained in State Street Bank and Trust Company's Direct Paper Book-Entry System ("Direct Paper System") pursuant to
         Section  2.11.A.

2.2 Delivery of Securities. The Custodian shall release and deliver securities owned by the Fund held by the Custodian or in a Securities System account of the Custodian or in the Direct Paper System only
         upon  receipt  of  Proper   Instructions,
         which may be continuing instructions when deemed appropriate by the parties, and only in the following cases:

               1) Upon sale of such securities for the account of the Fund and receipt of payment therefor;

               2) Upon the receipt of payment in connection with any repurchased agreement related to such securities entered into by the Fund;

               3) In the case of a sale effected through a Securities System, in accordance with the provisions of Section 2.11 hereof;

               4) To the depository agent in connection with tender or other similar offers for portfolio securities of the Fund;

               5) To the issuer thereof or its agent when such securities are called, redeemed, retired or otherwise become payable; provided that, in any such case, the cash or other consideration is to be delivered to the Custodian;

               6) To the issuer thereof, or its agent, for transfer into the name of the Fund or into the name of any nominee or nominees of the Custodian or into the name or nominee name of any agent appointed pursuant to Section 2.10 or into the name or nominee name of any subcustodian appointed pursuant to Article 1; or for exchange for a different number of bonds, certificates or other evidence representing the same aggregate face amount or number of units; provided that, in any such case, the new securities are to be delivered to the Custodian;

               7) Upon the sale of such securities for the account of the Fund, to the broker or its clearing agent, against a receipt, for examination in accordance with "street delivery" custom; provided that in any such case, the Custodian shall have no responsibility or liability for any loss arising from the delivery of such securities prior to receiving payment for such securities except as may arise from the Custodian's own negligence or willful misconduct;

               8) For exchange or conversion pursuant to any plan of merger, consolidation, recapitalization, reorganization or readjustment of the securities of the issuer of such securities, or pursuant to provisions for conversion contained in such securities, or pursuant to any deposit agreement; provided that, in any such case, the new securities and cash, if any, are to be delivered to the Custodian;

               9) In the case of warrants, rights or similar securities, the surrender thereof in the exercise of such warrants, rights or similar securities or the surrender of interim receipts or temporary securities for definitive securities, provided that, in any such case, the new securities and cash, if any, are to be delivered to the Custodian;

               10) For delivery in connection with any loans of securities made by the Fund, but only against receipt of adequate collateral as agreed upon from time to time by the Custodian and the Fund, which may be in the form of cash or obligations issued by the United States government, its agencies or instrumentalities, except that in connection with any loans for which collateral is to be credited to the Custodian's account in the book-entry system authorized by the U.S. Department of the Treasury, the Custodian will not be held liable or responsible for the delivery of securities owned by the Fund prior to the receipt of such collateral;

               11) For delivery as security in connection with any borrowings by the Fund requiring a pledge of assets by the Fund, but only against receipt of amounts borrowed;

               12) For delivery in accordance with the provisions of any agreement among the Fund, the Custodian and a broker-dealer registered under the Securities Exchange Act of 1934 (the "Exchange Act") and a member of The National Association of Securities Dealers, Inc. ("NASD"), relating to compliance with the rules of The Options Clearing Corporation and of any registered national securities exchange, or of any similar organization or organizations, regarding escrow or other arrangements in connection with transactions by the Fund;

               13) For delivery in accordance with the provisions of any agreement among the Fund, the Custodian, and a Futures Commission Merchant registered under the Commodity Exchange Act, relating to compliance with the rules of the Commodity Futures Trading Commission and/or any Contract Market, or any similar organization or organizations, regarding account deposits in connection with transactions by the Fund; and

               14) For any other proper purpose, but only upon receipt of, in addition to Proper Instructions, a certified copy of a resolution of the Board of Managers signed by an officer of the fund, setting forth the purpose for which such delivery is to be made, declaring such purposes to be proper and naming the person or persons to whom delivery of such securities shall be made.

2.3 Registration of Securities. Domestic securities held by the Custodian (other than bearer securities) in the United States shall be registered in the name of the Fund or in the name of any nominee of the Fund or of any nominee of the Custodian which nominee shall be assigned exclusively to the Fund, unless the Fund has authorized in writing the appointment of a nominee to be used in common with other registered investment companies having the same investment adviser as the Fund, or in the name or nominee name of any agent appointed pursuant to Section
         2.10 or in the name or nominee name of any subcustodian appointed pursuant to Article 1. All domestic securities accepted by the Custodian on behalf of the Fund under the terms of this Contract shall be in "street name" or other good delivery form.

2.4 Bank Accounts. The Custodian shall open and maintain a separate bank account or accounts (the "Fund's Account or Accounts") in the name of the Fund, subject only to draft or order by the Custodian acting pursuant to the terms of this Contract, and shall hold in such Account or Accounts, subject to the provisions hereof, all cash received by it from or for the Account of the Fund, other than cash maintained by the Fund in a bank Account established and used in accordance with Rule 17f-3 under the Investment Company Act of 1940. Funds held by the Custodian for the Fund may be deposited by it to its credit as Custodian in the Banking Department of the Custodian or in such other banks or trust companies as it may in its discretion deem necessary or desirable; provided, however, that every such bank or trust company shall be qualified to act as a custodian under the Investment Company Act of 1940 and that each such bank or trust company and the funds to be deposited with each such bank or trust company shall be approved by vote of a majority of the Board of Managers of the Fund. Such funds shall be deposited by the Custodian in its capacity as Custodian and shall be withdrawable by the Custodian only in that capacity.

2.5 Payments for Shares. The Custodian shall receive from Sun Life (U.S.) and deposit into the Fund's account such payments as are received by Sun Life (U.S.) for investment in the Fund. The Custodian will provide timely notification to the Fund and Sun Life (U.S.) of any receipt by it of such payments.

2.6 Investment and Availability of Federal Funds. Upon mutual agreement between the Fund and the Custodian, the Custodian shall, upon the receipt of Proper Instructions,

               1) invest in such instruments as may be set forth in such instruments as may be set forth in such instructions on the same day as received all federal funds received after a time agreed upon between the Custodian and the Fund; and

               2) make federal funds available to the Fund as of specified times agreed upon from time to time to time by the Fund and the Custodian in the amount of checks received in payment for Shares of the Fund which are deposited into the Fund's account.

2.7 Collection of Income. The Custodian shall collect on a timely basis all income and other payments with respect to registered domestic securities held hereunder to which the Fund shall be entitled either by law or pursuant to custom in the securities business, and shall collect on a timely basis all income and other payments with respect to bearer domestic securities if, on the date of payment by the issuer, such domestic securities are held by the Custodian or agent thereof and shall credit such income, as collected, to the Fund's custodian Account. Without limiting the generality of the foregoing, the Custodian shall detach and present for payment all coupons and other income items requiring presentation as and when they become due and shall collect interest when due on domestic securities held hereunder. Income due the Fund on domestic securities loaned
          pursuant  to  the   provisions  of  Section  2.2  (10)  shall  be  the
          responsibility of the Fund. The Custodian will have no duty or responsibility in connection therewith, other than to provide the Fund with such information or data as may be necessary to assist the Fund in arranging for the timely delivery to the Custodian of the income to which the Fund is properly entitled.

2.8 Payment of Fund Monies. Upon receipt of Proper Instructions, which may be continuing instructions when deemed appropriate by the parties, the Custodian shall pay out monies of the Fund in the following cases only:
                  1) Upon the purchase of domestic securities for the account of the Fund but only (a) against the delivery of such securities to the Custodian (or any bank, banking firm or trust company doing business in the United States or abroad which is qualified under the Investment Company Act of 1940, as amended, to act as a custodian and has been designated by the Custodian as its agent for this purpose) registered in the name of the Fund or in the name of a nominee of the Custodian referred to in Section 2.3 hereof or in proper form for transfer; (b) in the case of a purchase effected through a Securities System, in accordance with the conditions set forth in Section
                           2.11 hereof; (c) in the case of a purchase involving the Direct Paper System, in accordance with the conditions set forth in Section 2.11A; or (d) in the case of repurchase agreements entered into between the Fund and the Custodian, or another bank, or a broker-dealer which is a member of NASD, (i) against delivery of the securities either in certificate form or through an entry crediting the Custodian's account at the Federal Reserve Bank with such securities owned by the Custodian along with written evidence of the agreement by the Custodian to repurchase such securities from the Fund;

                  2) In connection with conversion, exchange or surrender of domestic securities owned by the Fund as set forth in Section 2.2 hereof;

                  3) For the redemption or repurchase of Shares issued by the Fund as set forth in Article 4 hereof;

                  4) For the payment of any expense or liability incurred by the Fund, including but not limited to the following payments for the account of the Fund:
                           interest, taxes, management, accounting, and legal fees, and operating expenses are to be in whole or part capitalized or treated as deferred expenses;

                  5) For payment of the amount of dividends received in respect of domestic securities sold short;

                  6) For any other proper purpose, but only upon receipt of, in addition to Proper Instructions, a certified copy of a resolution of the Board of Managers of the Fund signed by an officer of the Fund, setting forth the purpose for which such payment is to be made, declaring such purpose to be a proper purpose, and naming the person or persons to whom such payment is to be made.

2.9. Liability for Payment in Advance of Receipt of Securities Purchased. In any and every case where payment for purchase of domestic securities for the account of the Fund is made by the Custodian in advance of receipt of the securities purchased in the absence of specific written instructions from the Fund to so pay in advance, the Custodian shall be absolutely liable to the Fund, for such securities to the same extent as if the securities had been received by the Custodian, except that in the case of repurchase agreements entered into by the Fund with a bank which is a member of the Federal Reserve System, the Custodian may transfer funds to the account of such bank prior to the receipt of written evidence that the securities subject to such repurchase agreement have been transferred by book-entry into a segregated non-proprietary account of the Custodian maintained with the Federal Reserve Bank of Boston or of the safekeeping receipt, provided that such securities have in fact been so transferred by book-entry.

2.10 Appointment of Agents. The Custodian may at any time or times in its discretion appoint (and may at any time remove) any other bank or trust company which is itself qualified under the Investment Company Act of 1940, as amended, to act as a custodian, as its agent to carry out such of the provisions of this Article 2 as the Custodian may from time to time direct; provided, however, that the appointment of any agent shall not relieve the Custodian of its responsibilities or liabilities hereunder.

2.11 Deposit of Fund Assets in Securities Systems. The Custodian may deposit and/or maintain domestic securities owned by the Fund in a clearing agency registered with the Securities and Exchange Commission under Section 17A of the Securities Exchange Act of 1934, which acts as a securities depository, or in the book-entry system authorized by the U.S. Department of the Treasury and certain federal agencies, collectively referred to herein as "Securities System: in accordance with applicable Federal Reserve Board and Securities and Exchange Commission rules and regulations, if any, and subject to the following provisions:

                    1) The Custodian may keep domestic securities of the Fund in a Securities System provided that such securities are represented in an account ("Custodian's Account") of the Custodian in the Securities System which shall not include any assets of the Custodian other than assets held as a fiduciary, custodian or otherwise for customers;

                    2) The records of the Custodian with respect to domestic securities of the Fund which are maintained in a Securities System shall identify by book-entry those securities belonging to the Fund;

                    3) The Custodian shall pay for domestic securities purchased for the account of the Fund upon (i) receipt of advice from the Securities System that such securities have been transferred to the Custodian's Account, and (ii) the making of an entry on the records of the Custodian to reflect such payment and transfer for the account of the Fund. The Custodian shall transfer domestic securities sold for the account of the Fund upon (i) receipt of advice from the Securities System that payment for such securities has been transferred to the Custodian's Account, and (ii) the making of an entry on the records of the Custodian to reflect such transfer and payment for the account of the Fund. Copies of all advices from the Securities System of transfers of domestic securities for the account of the Fund shall identify the Fund, be maintained for the fund by the Custodian and be provided to the Fund at its request. Upon request, the Custodian shall furnish the Fund confirmation of each transfer to or from the account of the Fund in the form of a written advice or notice and shall furnish to the Fund copies of daily transaction sheets reflecting each day's transactions in the Securities System for the account of the Fund.

                    4) The Custodian shall provide the Fund with any report obtained by the Custodian on the Securities System's accounting system, internal accounting control and procedures for safeguarding domestic securities deposited in the Securities System;

                    5) The Custodian shall have received the initial or annual certificate, as the case may be, required by Article 12 hereof;

                    6 Anything to the contrary in this Contract notwithstanding, the Custodian shall be liable to the Fund for any loss or damage to the Fund resulting from use of the Securities System by reason of any negligence, misfeasance or misconduct of the Custodian or any of its agents or of any of its or their employees or from failure of the Custodian or any such agent to enforce effectively such rights as it may have against the Securities System; at the election of the Fund, it shall be entitled to be subrogated to the rights of the Custodian with respect to any claim against the Securities System or any other person which the Custodian may have as a consequence of any such loss or damage if and to the extent that the Fund has not been made whole for any such loss or damage.

2.11A    Fund Assets Held in the Custodian's Direct Paper System.
         The Custodian may deposit and/or maintain domestic  securities owned by
         the  Fund  in  the  Direct  Paper  System   subject  to  the  following
         provisions:

                    1) No transaction relating to domestic securities in the Direct Paper System will be effected in the absence of Proper Instructions;

                    2) The Custodian may keep domestic securities of the Fund in the Direct Paper System only if such securities are represented in an account of the Custodian in the Direct Paper System which shall not include any assets of the Custodian other than assets held as a fiduciary, custodian or otherwise for customers;

                    3) The records of the Custodian with respect to domestic securities of the Fund which are maintained in the Direct Paper System shall identify by book-entry those securities belonging to the Fund;

                    4) The Custodian shall furnish the Fund confirmation of each transfer of Direct Paper to or from the account of the Fund, in the form of a written advice or notice on the next business day following such transfer and shall furnish to the Fund copies of daily transaction sheets reflecting each day's transaction in the Direct Paper System for the account of the Fund;

                    5) The Custodian shall pay for domestic securities purchased for the account of the Fund upon the making of an entry on the records of the Custodian to reflect such payment and transfer of securities to the account of the Fund. The Custodian shall transfer securities sold for the account of the Fund upon the making of an entry on the records of the Custodian to reflect such transfer and receipt of payment for the account of the Fund;

                    6) The Custodian shall provide the Fund with any report on the system of internal accounting control for the Direct Paper System that the Custodian receives and as the Fund may reasonably request from time to time;

2.12 Segregated Account. The Custodian shall upon receipt of Proper Instructions establish and maintain a segregated account or accounts for and on behalf of the Fund, into which account or accounts for and on behalf of the Fund, into which account or accounts may be transferred cash and/or domestic securities, including securities maintained in an account by the Custodian pursuant to Section 2.11 hereof, (i) in accordance with the provisions of any agreement among the Fund, the Custodian and a broker-dealer registered under the Exchange Act and a member of the NASD (or any futures commission merchant registered under the Commodity Exchange Act), relating to compliance with the rules of The Options Clearing Corporation and of any registered national securities exchange (or the Commodity Futures Trading Commission or any registered contract market), or of any similar organization or organizations, regarding escrow or other arrangements in connection with transactions by the Fund, (ii) for purposes of segregating cash or government securities in connection with options purchased, sold or written by the Fund or commodity futures contracts or options thereon purchased or sold by the Fund, (iii) for the purpose of compliance by the Fund with the procedures required by Investment Company Act Release No. 10666, or any subsequent release or releases of the Securities and Exchange Commission relating to the maintenance of segregated accounts by registered investment companies and (iv) for other proper purposes, but only, in the case of clause (iv), upon receipt of, in addition to Proper Instructions, a certified copy of a resolution of the Board of Managers signed by an officer of the Fund, setting forth the purpose or purposes of such segregated account and declaring such purposes to be proper corporate purposes.

2.13 Ownership Certificates for Tax Purposes. The Custodian shall execute ownership and other certificates and affidavits for all federal and state tax purposes in connection with receipt of income or other payments with respect to domestic securities of the Fund held by it and in connection with transfers of domestic securities.

2.14 Proxies. The Custodian shall, with respect to the domestic securities held hereunder, cause to be promptly executed by the registered holder of such securities, if the domestic securities are registered otherwise than in the name of the Fund or a nominee of the Fund, all proxies, without indication of the manner in which such proxies are to be voted, and shall promptly deliver to the Fund such proxies, all proxy soliciting materials and all notices relating to such securities.

2.15 Communications Relating to Fund Portfolio Securities. The Custodian shall transmit promptly to the Fund all written information (including, without limitation, pendency of calls and maturities of domestic securities and expirations of rights in connection therewith and notices of exercise of call and put options written by the Fund and the maturity of futures contracts purchased or sold by the Fund) received by the Custodian from issuers of the domestic securities being held for the Fund. With respect to tender or exchange offers, the Custodian shall transmit promptly to the Fund all written information received by the Custodian from issuers of the domestic securities whose tender or exchange is sought and from the party (or his agents) making the tender or exchange offer. If the Fund desires to take action with respect to any tender offer, exchange offer or any other similar transaction, the Fund shall notify the Custodian at least three business days prior to the date on which the Custodian is to take such action.

2.16 Reports to Fund by Independent Public Accountants. The Custodian shall provide the fund, at such times as the Fund may reasonably require, with reports by independent public accountants on the accounting system, internal accounting control and procedures for safeguarding securities, futures contracts and options on futures contracts, including securities deposited and/or maintained in a Securities System, relating to the services provided by the Custodian under this Contract; such reports, which shall be of sufficient scope and in sufficient detail, as may reasonably be required by the Fund to provide reasonable assurance that any material inadequacies would be disclosed by such examination, and, if there are no such inadequacies, shall so state.

3. Duties of the Custodian with Respect to Property of the Fund Held Outside of the United States.

                  The provisions of this Article 3 shall apply to the duties of the Custodian as they relate to foreign securities held outside the United States.

3.1 Appointment of Chase as Subcustodian. The Custodian is authorized and instructed by the Fund to employ Chase Manhattan Bank N.A. ("Chase") as subcustodian for the Fund's foreign securities (including cash incidental to transactions in such securities) on the terms and conditions set forth in the Subcustody Contract between the Custodian and Chase which is attached hereto as Exhibit A (the "Subcustody Contract"). The Custodian acknowledges that it has entered into the Subcustody Contract and hereby agrees to provide such services to the Fund and in accordance with such Subcustody Contract as necessary for foreign custody services to be provided pursuant thereto.

3.2 Standard of Care; Liability. Notwithstanding anything to the contrary in this Contract, the Custodian shall not be liable to the Fund for any loss, damage, cost, expense, liability or claim arising out of or in connection with the maintenance of custody of the Fund's foreign securities by Chase or by any other banking institution or securities depository employed pursuant to the terms of the Subcustody Contract, except that the Custodian shall be liable for any such loss, damage, cost, expense,  liability or claim directly resulting from the
         failure  of  the  Custodian  to  exercise   reasonable   care  in  the
         performance of its duties hereunder. At the election of the Fund, the Fund shall be entitled to be subrogated to the rights of the Custodian under the Subcustody Contract with respect to any claim arising hereunder against Chase or any other banking institution or securities depository employed by Chase if and to the extent that the Fund has not been made whole therefor.

3.3 Fund's Responsibility for Rules and Regulations. As between the Custodian and the Fund, the Fund shall be solely responsible to assure that the maintenance of foreign securities and cash pursuant to the terms of the Subcustody Contract comply with all applicable rules, regulations, interpretations and orders of the Securities and Exchange Commission, and the Custodian assumes no responsibility and makes no representations as to such compliance.

4.       Proper Instructions.

         Proper instructions as used throughout this Contract means a writing signed or initialed by one or more person or persons as the Board of Managers shall have from time to time authorized. Each such writing shall set forth the specific transaction or type of transaction involved, including a specific statement of the purpose for which such action is requested. Oral instructions will be considered Proper Instructions if the Custodian reasonable believes them to have been given by a person authorized to give such instructions with respect to the transaction involved. The Fund shall cause all oral instructions to be confirmed in writing. Upon receipt of a certificate of the Secretary as to the authorization by the Board of Managers of the Fund accompanied by a detailed description of procedures approved by the Board of Managers, Proper Instructions may include communications effected directly between electro-mechanical or electronic devices provided that the Board of Managers and the Custodian are satisfied that such procedures afford adequate safeguards for the Fund's assets.

5.       Actions Permitted without Express Authority.

         The Custodian may in its discretion, without express authority from the
Fund:

                    1) make payments to itself or others for minor expenses of handling securities or other similar items relating to its duties under this Contract, provided that all such payments shall be accounted for to the Fund;

                    2) surrender securities in temporary form for securities in definitive form;

                    3) endorse for collection, in the name of the Fund, checks, drafts and other negotiable instruments; and

                    4) in general, attend to all non-discretionary details in connection with the sale, exchange, substitution, purchase, transfer and other dealings with the securities and property of the Fund except as otherwise directed by the Board of Managers of the Fund.

6.       Evidence of Authority.

         The Custodian shall be protected in acting upon any instructions, notice, request, consent, certificate or other instrument or paper believed by it to be genuine and to have been properly executed by or on behalf of the Fund. The Custodian may receive and accept a certified copy of a vote of the Board of Managers of the Fund as conclusive evidence (a) of the authority of any person to act in accordance with such vote or (b) of any determination or of any action by the Board of Managers as described in such vote, and such vote may be considered as in full force and effect until receipt by the Custodian of written notice to the contrary.

7.       Duties  of  Custodian   with  Respect  to  the  Books  of  Account  and
         Calculation of Net Asset Value and Net Income.

         The Custodian shall cooperate with and supply necessary information to the entity or entities appointed by the Board of Managers of the Fund to keep the books of account of the Fund and/or compute the net asset value per share of the outstanding shares of the Fund or, if directed in writing to do so by the Fund, shall itself keep such books of account and/or compute such net asset value per share. If so directed, the Custodian shall also calculate daily the net income of the Fund as described in the Fund's currently effective prospectus and shall advise the Fund and the Transfer Agent daily of the total amounts of such net income and, if instructed in writing by an officer of the Fund to do so, shall advise the Transfer Agent periodically of the division of such net income among its various components. The calculations of the net asset value per share and the daily income of the Fund shall be made at the time or times described from time to time in the Fund's currently effective prospectus.

8.                Records.

                  The Custodian shall create and maintain all records relating to its activities and obligations under this Contract in such manner as will meet the obligations of the Fund under the Investment Company Act of 1940, with particular attention to Section 31 thereof and Rules 31a-1 and 31a-2 thereunder, applicable federal and state tax and insurance laws and any other law or administrative rules or procedures which may be applicable to the Fund. All such records shall be the property of Sun Life (U.S.) and the Fund and shall at all times during the regular business hours of the Custodian be open for inspection by duly authorized officers, employees or agents of the Fund and Sun Life (U.S.) and employees and agents of the Securities and Exchange Commission. Such records will be surrendered promptly by the Custodian upon request. The Custodian shall, at the Fund's request, supply the Fund with a tabulation of securities owned by the Fund and held by the Custodian and shall, when requested to do so by the Fund and for such compensation as shall be agreed upon between the Fund and the Custodian, include certificate numbers in such tabulations.

9.                Opinion of Fund's Independent Accountant.

                  The Custodian shall take all reasonable action, as the Fund may from time to time request, to obtain from year to year favorable opinions from the Fund's independent accountants with respect to its activities hereunder in connection with the preparation of the Fund's Form N-3, and Form N-SAR or other registration statements and annual reports to the Securities and Exchange Commission and with respect to any other requirements of such Commission.

10.      Compensation of Custodian.

         The Custodian shall be entitled to reasonable compensation for its services and expenses and Custodian, as agreed upon from time to time between the Fund and the Custodian.

11.      Responsibility of Custodian.

         So long as and to the extent that it is in the exercise of reasonable care, the Custodian shall not be responsible for the title, validity or genuineness of any property or evidence of title thereto received by it or delivered by it pursuant to this Contract and shall be held harmless in acting upon any notice, request, consent, certificate or other instrument reasonably believed by it to be genuine and to be signed by the proper party or parties. The Custodian shall be held to the exercise of reasonable care in carrying out the provisions of this Contract, but shall be kept indemnified by the Fund for any action taken or omitted by it in the proper execution of instructions from the Fund. It shall be entitled to rely on and may act upon advice of counsel for the Fund on all matters and shall be without liability for any action reasonably taken or omitted pursuant to such advice. Notwithstanding the foregoing, the responsibility of the Custodian with respect to redemptions effected by check shall be in accordance with a separate agreement entered into between the Custodian and the Fund.

                  The Custodian shall be liable for the acts and omissions of Chase appointed as its subcustodian pursuant to the provision of Article 3 to the extent set forth in Sections 3.2 and 3.3 hereof.

                  The Fund agrees to indemnify and hold harmless the Custodian and its nominee from and against all taxes, charges, expenses, assessments, claims and liabilities (including counsel fees) incurred or assessed against it or its nominee in connection with the performance of this Contract, except such as may arise from it or its nominee's own negligent action, negligent failure to act or willful misconduct. The Custodian is authorized to charge any account of the fund for such items and its fees. To secure any such authorized charges and any advances of cash or securities made by the Custodian to or for the benefit of the Fund for any purpose which results in the Fund incurring and overdraft at the end of any business day or for extraordinary or emergency purposes during any business day, the Fund hereby grants to the Custodian a security interest in and pledges to the Custodian securities held for it by the Custodian, in an amount not to exceed five percent of the Fund's gross assets, the specific securities to be designated in writing from time to time by the Fund or its investment adviser (the "Pledged Securities"). Should the Fund fail to repay promptly any advances of cash or securities, the Custodian shall be entitled to use available cash and to dispose of the Pledged Securities as is necessary to repay any such advances.

12.               Effective Period, Termination and Amendment.

                  This Contract shall become effective as of its execution, shall continue in full force and effect until terminated as hereinafter provided, may be amended at any time by mutual agreement of the parties hereto and may be terminated by either party by an instrument in writing delivered or mailed, postage prepaid to the other party, such termination to take effect not sooner than thirty (30) days after the date of such delivery or mailing; provided, however, that the Custodian shall not act under Section 2.11 hereof in the absence of receipt of an initial certificate of the Secretary that the Board of Managers of the Fund has approved the initial use of a particular Securities System and the receipt of an annual certificate of the Secretary that the Board of Managers has reviewed the use by the Fund of such Securities System, as required in each case by Rule 17f-4 under the Investment Company Act of 1940, as amended and that the Custodian shall not act under Section 2.11.A hereof in the absence of receipt of an initial certificate of the Secretary that the Board of Managers has approved the initial use of the Direct Paper System and the receipt of an annual certificate of the Secretary that the Board of Managers has reviewed the use by the Fund of the Direct Paper System; provided further, however, that the Fund shall not amend or terminate this Contract in contravention of any applicable federal or state regulations, and (b) that the Fund may at any time by action of its Board of Managers (i) substitute another bank or trust company for the Custodian by giving notice as described above to the Custodian, or (ii) immediately terminate this Contract in the event of the appointment of a conservator or receiver for the Custodian or upon the happening of a like event at the direction of an appropriate regulatory agency or court of competent jurisdiction.

                  Upon termination of the Contract, the Fund shall pay to the Custodian such compensation as may be due as of the date of such termination and shall likewise reimburse the Custodian for its costs, expenses and disbursements.

13.               Successor Custodian.

                  If a successor custodian shall be appointed by the Board of Managers of the Fund, the Custodian shall, upon termination, deliver to such successor custodian at the office of the Custodian, duly endorsed and in the form for transfer, all securities then held by it hereunder and shall transfer to an account of the successor custodian all of the Fund's securities held in a Securities System.

                  If no such successor custodian shall be appointed, the Custodian shall, in like manner, upon receipt of a certified copy of a vote of the Board of Managers of the Fund, deliver at the office of the Custodian and transfer such securities, funds and other properties in accordance with such vote.

                  In the event that no written order designating a successor custodian or certified copy of a vote of the Board of Managers shall have been delivered to the Custodian on or before the date when such termination shall become effective, then the Custodian shall have the right to deliver to a bank or trust company, which is a "bank" as defined in the Investment Company Act of 1940, of its own selection, having an aggregate capital, surplus, and undivided profits, as shown by its last published report, of not less than $25,000,000, all securities, funds and other properties held by the Custodian and all instruments held by the Custodian relative thereto and all other property held by it under this Contract and to transfer to an account of such successor custodian all of the Fund's securities held in any Securities System. Thereafter, such bank or trust company shall be the successor of the Custodian under this Contract.

                  In the event that securities, funds and other properties remain in the possession of the Custodian after the date of termination hereof owing to failure of the Fund to procure the certified copy of the vote referred to or of the Board of Managers to appoint a successor custodian, the Custodian shall be entitled to fair compensation for its services during such period as the Custodian retains possession of such securities, funds and other properties and the provisions of this Contract relating to the duties and obligations of the Custodian shall remain in full force and effect.

14.               Interpretive and Additional Provisions.

                  In connection with the operation of this Contract, the Custodian and the Fund may from time to time agree on such provisions interpretive of or in addition to the provisions of this Contract as may in their joint opinion be consistent with the general tenor of this Contract. Any such interpretive or additional provisions shall be in a writing signed by both parties and shall be annexed hereto, provided that no such interpretive or additional provisions shall contravene any applicable federal or state regulations or any provision of the Articles of Incorporation of the Fund. No interpretive or additional provisions made as provided in the preceding sentence shall be deemed to be an amendment of this Contract.

15.               Massachusetts Law to Apply.

                  This Contract  shall be construed and the  provisions  thereof
interpreted   under  and  in  accordance  with  laws  of  the   Commonwealth  of
Massachusetts.

                  IN WITNESS WHEREOF, each of the parties has caused this instrument to be executed in its name and behalf by its duly authorized representative and its seal to be hereunder affixed as of the 25th day of July, 1990.


                                    HIGH YIELD VARIABLE ACCOUNT


ATTEST:                             By:    SUN LIFE ASSURANCE COMPANY OF
                                                    CANADA (U.S.)





BONNIE S. ANGUS                     By:     DAVID D. HORN
Bonnie S. Angus, Secretary                  David D. Horn, Senior Vice President
                                            and General Manager



ATTEST:                             STATE STREET BANK AND TRUST COMPANY



NOT LEGIBLE                         By:      NOT LEGIBLE
Assistant Secretary                          Vice President

                                CUSTODIAN CONTRACT
                                      between
                       CAPITAL APPRECIATION VARIABLE ACCOUNT
                                       and
                        STATE STREET BANK AND TRUST COMPANY

                               TABLE OF CONTENTS
                                                                          Page

1.       Employment of Custodian and Property to be Held by It..........    1
2.       Duties of the Custodian with Respect to Property of
         the Fund held by the Custodian in the United States............    2
         2.1      Holding Securities....................................    2
         2.2      Delivery of Securities................................    3
         2.3      Registration of Securities............................    7
         2.4      Bank Accounts.........................................    7
         2.5      Payment for Shares....................................    8
         2.6      Investment and Availability of Federal Funds..........    8
         2.7      Collection of Income..................................    9
         2.8      Payment of Fund Monies................................   10
         2.9      Liability for Payment in Advance of Receipt of
                  Securities Purchased..................................   12
         2.10     Appointment of Agents.................................   13
         2.11     Deposit of Fund Assets in Securities Systems..........   13
         2.11A    Fund Assets Held in the Custodian's Direct Paper
                  System................................................   16
         2.12     Segregated Account....................................   18
         2.13     Ownership Certificates for Tax Purposes...............   19
         2.14     Proxies...............................................   19
         2.15     Communications Relating to Fund Portfolio Securities..   19
         2.16     Reports to Fund by Independent Public Accountants.....   20

3.       Proper Instructions............................................   21

4.       Actions Permitted Without Express Authority....................   21

5.       Evidence of Authority..........................................   22

6.       Duties of Custodian with Respect to the Books of Account and
         Calculation of Net Asset   Value and Net Income................   22

7.       Records........................................................   23

8.       Opinion of Fund Independent Accountants........................   24

9.       Compensation of Custodian......................................   24

10.      Responsibility of Custodian....................................   24

11.      Effective Period, Termination and Amendment....................   26

12.      Successor Custodian............................................   27

13.      Interpretive and Additional Provisions.........................   28

14.      Massachusetts Law to Apply.....................................   29

                                    CUSTODIAN CONTRACT

         This Contract between Sun Life Assurance Company of Canada (U.S.) ("Sun Life (U.S.)"), a corporation organized and existing under the laws of Delaware, having its principal place of business at One Sun Life Executive Park, Wellesley Hills, Massachusetts 02181, acting on behalf of Capital Appreciation Variable Account, a segregated investment account of Sun Life (U.S.), hereinafter called the "Fund" and the units issued by the Fund being hereinafter called "Shares", and State Street Bank and Trust Company, a Massachusetts trust company, having its principal place of business at 225 Franklin Street, Boston, Massachusetts, 02110, hereinafter called the "Custodian".

         WITNESSETH: That in consideration of the mutual covenants and agreements hereinafter contained, the parties hereto agree as follows:

1.       Employment of Custodian and Property to be Held by It

         The Fund hereby employs the Custodian as the custodian of its assets. The Fund agrees to deliver to the Custodian all securities and cash owned by it, and all payments of income, payments of principal or capital distributions received by it with respect to all securities owned by the Fund from time to time. The Custodian shall not be responsible for any property of the Fund held or received by the Fund and not delivered to the Custodian.

         Upon  receipt of "Proper  Instructions"  (within the meaning of Article
3), the Custodian shall from time to time employ one or more subcustodians, but only in accordance with an applicable vote by the Board of Managers of the Fund, and provided that, except as expressly provided in Article 3 hereof, the Custodian shall have no more or less responsibility or liability to the Fund on account of any actions or omissions of any subcustodian so employed than any such subcustodian has to the Custodian.

2. Duties of the Custodian with Respect to Property of the Fund Held By the Custodian in the United States.

        The provisions of this Article 2 shall apply to the duties of the Custodian as they relate to domestic securities, held in the United States.

2.1      Holding Securities.   The Custodian shall hold and physically segregate
         for the account of the Fund all non-cash property, including all domestic securities owned by the Fund to be held in the United States, other than (a) securities which are maintained pursuant to Section
         2.11 in a clearing agency which acts as a securities depository or in a book-entry system authorized by the U.S. Department of the Treasury, collectively referred to herein as a "Securities System"; and (b) commercial paper of an issuer for which State Street Bank and Trust Company acts as issuing and paying agent ("Direct Paper") which is deposited and/or maintained in State Street Bank and Trust Company's Direct Paper Book-Entry System ("Direct Paper System") pursuant to
         Section  2.11.A.

2.2 Delivery of Securities. The Custodian shall release and deliver securities owned by the Fund held by the Custodian or in a Securities System account of the Custodian or in the Direct Paper System only upon receipt of Proper Instructions, which may be continuing instructions when deemed appropriate by the parties, and only in the following cases:

               1) Upon sale of such securities for the account of the Fund and receipt of payment therefor;

               2) Upon the receipt of payment in connection with any repurchased agreement related to such securities entered into by the Fund;

               3) In the case of a sale effected through a Securities System, in accordance with the provisions of Section 2.11 hereof;

               4) To the depository agent in connection with tender or other similar offers for portfolio securities of the Fund;

               5) To the issuer thereof or its agent when such securities are called, redeemed, retired or otherwise become payable; provided that, in any such case, the cash or other consideration is to be delivered to the Custodian;

               6) To the issuer thereof, or its agent, for transfer into the name of the Fund or into the name of any nominee or nominees of the Custodian or into the name or nominee name of any agent appointed pursuant to Section 2.10 or into the name or nominee name of any subcustodian appointed pursuant to Article 1; or for exchange for a different number of bonds, certificates or other evidence representing the same aggregate face amount or number of units; provided that, in any such case, the new securities are to be delivered to the Custodian;

               7) Upon the sale of such securities for the account of the Fund, to the broker or its clearing agent, against a receipt, for examination in accordance with "street delivery" custom; provided that in any such case, the Custodian shall have no responsibility or liability for any loss arising from the delivery of such securities prior to receiving payment for such securities except as may arise from the Custodian's own negligence or willful misconduct;

               8) For exchange or conversion pursuant to any plan of merger, consolidation, recapitalization, reorganization or readjustment of the securities of the issuer of such securities, or pursuant to provisions for conversion contained in such securities, or pursuant to any deposit agreement; provided that, in any such case, the new securities and cash, if any, are to be delivered to the Custodian;

               9) In the case of warrants, rights or similar securities, the surrender thereof in the exercise of such warrants, rights or similar securities or the surrender of interim receipts or temporary securities for definitive securities, provided that, in any such case, the new securities and cash, if any, are to be delivered to the Custodian;

               10) For delivery in connection with any loans of securities made by the Fund, but only against receipt of adequate collateral as agreed upon from time to time by the Custodian and the Fund, which may be in the form of cash or obligations issued by the United States government, its agencies or instrumentalities, except that in connection with any loans for which collateral is to be credited to the Custodian's account in the book-entry system authorized by the U.S. Department of the Treasury, the Custodian will not be held liable or responsible for the delivery of securities owned by the Fund prior to the receipt of such collateral;

               11) For delivery as security in connection with any borrowings by the Fund requiring a pledge of assets by the Fund, but only against receipt of amounts borrowed;

               12) For delivery in accordance with the provisions of any agreement among the Fund, the Custodian and a broker-dealer registered under the Securities Exchange Act of 1934 (the "Exchange Act") and a member of The National Association of Securities Dealers, Inc. ("NASD"), relating to compliance with the rules of The Options Clearing Corporation and of any registered national securities exchange, or of any similar organization or organizations, regarding escrow or other arrangements in connection with transactions by the Fund;

               13) For delivery in accordance with the provisions of any agreement among the Fund, the Custodian, and a Futures Commission Merchant registered under the Commodity Exchange Act, relating to compliance with the rules of the Commodity Futures Trading
               Commission and/or any Contract Market, or any similar organization or organizations, regarding account deposits in connection with transactions by the Fund; and

               14) For any other proper purpose, but only upon receipt of, in addition to Proper Instructions, a certified copy of a resolution of the Board of Managers signed by an officer of the fund, setting forth the purpose for which such delivery is to be made, declaring such purposes to be proper and naming the person or persons to whom delivery of such securities shall be made.

2.3 Registration of Securities Securities held by the Custodian (other than bearer securities) in the United States shall be registered in the name of the Fund or in the name of any nominee of the Fund or of any nominee of the Custodian which nominee shall be assigned exclusively to the Fund, unless the Fund has authorized in writing the appointment of a nominee to be used in common with other registered investment companies having the same investment adviser as the Fund, or in the name or nominee name of any agent appointed pursuant to Section 2.10 or in the name or nominee name of any subcustodian appointed pursuant to Article
         1. All securities accepted by the Custodian on behalf of the Fund under the terms of this Contract shall be in "street name" or other good delivery form.

2.4 Bank Accounts. The Custodian shall open and maintain a separate bank account or accounts (the "Fund's Account or Accounts") in the name of the Fund, subject only to draft or order by the Custodian acting pursuant to the terms of this Contract, and shall hold in such Account or Accounts, subject to the provisions hereof, all cash received by it from or for the Account of the Fund, other than cash maintained by the Fund in a bank Account established and used in accordance with Rule 17f-3 under the Investment Company Act of 1940. Funds held by the Custodian for the Fund may be deposited by it to its credit as Custodian in the Banking Department of the Custodian or in such other banks or trust companies as it may in its discretion deem necessary or desirable; provided, however, that every such bank or trust company shall be qualified to act as a custodian under the Investment Company Act of 1940 and that each such bank or trust company and the funds to be deposited with each such bank or trust company shall be approved by vote of a majority of the Board of Managers of the Fund. Such funds shall be deposited by the Custodian in its capacity as Custodian and shall be withdrawable by the Custodian only in that capacity.

2.5 Payments for Shares. The Custodian shall receive from Sun Life (U.S.) and deposit into the Fund's account such payments as are received by Sun Life (U.S.) for investment in the Fund. The Custodian will provide timely notification to the Fund and Sun Life (U.S.) of any receipt by it of such payments.

2.6 Investment and Availability of Federal Funds. Upon mutual agreement between the Fund and the Custodian, the Custodian shall, upon the receipt of Proper Instructions,

                  1) invest in such instruments as may be set forth in such instruments as may be set forth in such instructions on the same day as received all federal funds received after a time agreed upon between the Custodian and the Fund; and

                  2) make federal funds available to the Fund as of specified times agreed upon from time to time to time by the Fund and the Custodian in the amount of checks received in payment for Shares of the Fund which are deposited into the Fund's account.

2.7 Collection of Income. The Custodian shall collect on a timely basis all income and other payments with respect to registered securities held hereunder to which the Fund shall be entitled either by law or pursuant to custom in the securities business, and shall collect on a timely basis all income and other payments with respect to bearer domestic securities if, on the date of payment by the issuer, such securities are held by the Custodian or agent thereof and shall credit such income, as collected, to the Fund's custodian Account. Without limiting the generality of the foregoing, the Custodian shall detach and present for payment all coupons and other income items requiring presentation as and when they become due and shall collect interest when due on domestic securities held hereunder. Income due the Fund on securities loaned pursuant to the provisions of Section 2.2 (10) shall be the responsibility of the Fund. The Custodian will have no duty or responsibility in connection therewith, other than to provide the Fund with such information or data as may be necessary to assist the Fund in arranging for the timely delivery to the Custodian of the income to which the Fund is properly entitled.

2.8 Payment of Fund Monies. Upon receipt of Proper Instructions, which may be continuing instructions when deemed appropriate by the parties, the Custodian shall pay out monies of the Fund in the following cases only:
                  1 Upon the purchase of domestic securities for the account of the Fund but only (a) against the delivery of such securities to the Custodian (or any bank, banking firm or trust company doing business in the United States or abroad which is qualified under the Investment Company Act of 1940, as amended, to act as a custodian and has been designated by the Custodian as its agent for this purpose) registered in the name of the Fund or in the name of a nominee of the Custodian referred to in Section 2.3 hereof or in proper form for transfer; (b) in the case of a purchase effected through a Securities System, in accordance with the conditions set forth in Section
                           2.11 hereof; (c) in the case of a purchase involving the Direct Paper System, in accordance with the conditions set forth in Section 2.11A; or (d) in the case of repurchase agreements entered into between the Fund and the Custodian, or another bank, or a broker-dearer which is a member of NASD, (i) against delivery of the securities either in certificate form or through an entry crediting the Custodian's account at the Federal Reserve Bank with such securities owned by the Custodian along with written evidence of the agreement by the Custodian to repurchased such securities from the Fund;

                  2) In connection with conversion, exchange or surrender of domestic securities owned by the Fund as set forth in Section 2.2 hereof;

                  3) For the redemption or repurchase of Shares issued by the Fund as set forth in Article 3 hereof;

                  4) For the payment of any expense or liability incurred by the Fund, including but not limited to the following payments for the account of the Fund:
                           interest, taxes, management, accounting, and legal fees, and operating expenses are to be in whole or part capitalized or treated as deferred expenses;

                  5) For payment of the amount of dividends received in respect of securities sold short;

                  6) For any other proper purpose, but only upon receipt of, in addition to Proper Instructions, a certified copy of a resolution of the Board of Managers of the Fund signed by an officer of the Fund, setting forth the purpose for which such payment is to be made, declaring such purpose to be a proper purpose, and naming the person or persons to whom such payment is to be made.

2.9. Liability for Payment in Advance of Receipt of Securities Purchased. In any and every case where payment for purchase of securities for the account of the Fund is made by the Custodian in advance of receipt of the securities purchased in the absence of specific written instructions from the Fund to so pay in advance, the Custodian shall be absolutely liable to the Fund, for such securities to the same extent as if the securities had been received by the Custodian, except that in the case of repurchase agreements entered into by the Fund with a bank which is a member of the Federal Reserve System, the Custodian may transfer funds to the account of such bank prior to the receipt of written evidence that the securities subject to such repurchase agreement have been transferred by book-entry into a segregated non-proprietary account of the Custodian maintained with the Federal Reserve Bank of Boston or of the safekeeping receipt, provided that such securities have in fact been so transferred by book-entry.

2.10 Appointment of Agents. The Custodian may at any time or times in its discretion appoint (and may at any time remove) any other bank or trust company which is itself qualified under the Investment Company Act of 1940, as amended, to act as a custodian, as its agent to carry out such of the provisions of this Article 2 as the Custodian may from time to time direct; provided, however, that the appointment of any agent shall not relieve the Custodian of its responsibilities or liabilities hereunder.

2.11 Deposit of Fund Assets in Securities Systems. The Custodian may deposit and/or maintain securities owned by the Fund in a clearing agency registered with the Securities and Exchange Commission under
         Section 17A of the Securities Exchange Act of 1934, which acts as a securities depository, or in the book-entry system authorized by the U.S. Department of the Treasury and certain federal agencies, collectively referred to herein as "Securities System: in accordance with applicable Federal Reserve Board and Securities and Exchange Commission rules and regulations, if any, and subject to the following provisions:

                    1) The Custodian may keep securities of the Fund in a Securities System provided that such securities are represented in an account ("Custodian Account") of the Custodian in the Securities System which shall not include any assets of the Custodian other than assets held as a fiduciary, custodian or otherwise for customers;

                    2) The records of the Custodian with respect to securities of the Fund which are maintained in a Securities System shall identify by book-entry those securities belonging to the Fund;

                    3) The Custodian shall pay for securities purchased for the account of the Fund upon (i) receipt of advice from the Securities System that such securities have been transferred to the Custodian's Account, and (ii) the making of an entry on the records of the Custodian to reflect such payment and transfer for the account of the Fund. The Custodian shall transfer securities sold for the account of the Fund upon
                    (i) receipt of advice from the Securities System that payment for such securities has been transferred to the Custodian's Account, and (ii) the making of an entry on the records of the Custodian to reflect such transfer and payment for the account of the Fund. Copies of all advices from the Securities System of transfers of securities for the account of the Fund shall identify the Fund, be maintained for the fund by the Custodian and be provided to the Fund at its request. Upon request, the Custodian shall furnish the Fund confirmation of each transfer to or from the account of the Fund in the form of a written advice or notice and shall furnish to the Fund copies of daily transaction sheets reflecting each day's transactions in the Securities System for the account of the Fund.

                    4) The Custodian shall provide the Fund with any report obtained by the Custodian on the Securities System's accounting system, internal accounting control and procedures for safeguarding securities deposited in the Securities System;

                    5) The Custodian shall have received the initial or annual certificate, as the case may be, required by Article 11 hereof;

                    6) Anything to the contrary in this Contract notwithstanding, the Custodian shall be liable to the Fund for any loss or damage to the Fund resulting from use of the Securities System by reason of any negligence, misfeasance or misconduct of the Custodian or any of its agents or of any of its or their employees or from failure of the Custodian or any such agent to enforce effectively such rights as it may have against the Securities System; at the election of the Fund, it shall be entitled to be subrogated to the rights of the Custodian with respect to any claim against the Securities System or any other person which the Custodian may have as a consequence of any such loss or damage if and to the extent that the Fund has not been made whole for any such loss or damage.

2.11A Fund Assets Held in the Custodian's Direct Paper System. The Custodian may deposit and/or maintain securities owned by the Fund in the Direct Paper System subject to the following provisions:

                    1) No transaction relating to securities in the Direct Paper
                    System   will  be   effected   in  the   absence  of  Proper
                    Instructions;

                    2) The Custodian may keep securities of the Fund in the Direct Paper System only if such securities are represented in an account of the Custodian in the Direct Paper System which shall not include any assets of the Custodian other than assets held as a fiduciary, custodian or otherwise for customers;

                    3) The records of the Custodian with respect to securities of the Fund which are maintained in the Direct Paper System shall identify by book-entry those securities belonging to the Fund;

                    4) The Custodian shall furnish the Fund confirmation of each transfer of Direct Paper to or form the account of the Fund, in the form of a written advice or notice on the next business day following such transfer and shall furnish to the Fund copies of daily transaction sheets reflecting each day's transaction in the Direct Paper System for the account of the Fund;

                    5) The Custodian shall pay for securities purchased for the account of the Fund upon the making of an entry on the records of the Custodian to reflect such payment and transfer of securities to the account of the Fund. The Custodian shall transfer securities sold for the account of the Fund upon the making of an entry on the records of the Custodian to reflect such transfer and receipt of payment for the account of the Fund;

                    6) The Custodian shall provide the Fund with any report on the system of internal accounting control for the Direct Paper System that the Custodian receives and as the Fund may reasonable request from time to time;

2.12 Segregated Account. The Custodian shall upon receipt of Proper Instructions establish and maintain a segregated account or accounts for and on behalf of the Fund, into which account or accounts for and on behalf of the Fund, into which account or accounts may be transferred cash and/or securities, including securities maintained in an account by the Custodian pursuant to Section 2.11 hereof, (i) in accordance with the provisions of any agreement among the Fund, the Custodian and a broker-dealer registered under the Exchange Act and a member of the NASD (or any futures commission merchant registered under the Commodity Exchange Act), relating to compliance with the rules of The Options Clearing Corporation and of any registered national securities exchange (or the Commodity Futures Trading Commission or any registered contract market), or of any similar organization or organizations, regarding escrow or other arrangements in connection with transactions by the Fund, (ii) for purposes of segregating cash or government securities in connection with options purchased, sold or written by the Fund or commodity futures contracts or options thereon purchased or sold by the Fund, (iii) for the purpose of compliance by the Fund with the procedures required by Investment Company Act Release No. 10666, or any subsequent release or releases of the Securities and Exchange Commission relating to the maintenance of segregated accounts by registered investment companies and (iv) for other proper purposed, but only, in the case of clause (iv), upon receipt of, in addition to Proper Instructions, a certified copy of a resolution of the Board of Managers signed by an officer of the Fund, setting forth the purpose or purposes of such segregated account and declaring such purposes to be proper corporate purposes.

2.13 Ownership Certificates for Tax Purposes. The Custodian shall execute ownership and other certificates and affidavits for all federal and state tax purposes in connection with receipt of income or other payments with respect to securities of the Fund held by it and in connection with transfers of securities.

2.14 Proxies. The Custodian shall, with respect to the securities held hereunder, cause to be promptly executed by the registered holder of such securities, if the securities are registered otherwise than in the name of the Fund or a nominee of the Fund, all proxies, without indication of the manner in which such proxies are to be voted, and shall promptly deliver to the Fund such proxies, all proxy soliciting materials and all notices relating to such securities.

2.15 Communications Relating to Fund Portfolio Securities. The Custodian shall transmit promptly to the Fund all written information (including, without limitation, pendency of calls and maturities of domestic and expirations of rights in connection therewith and notices of exercise of call and put options written by the Fund and the maturity of futures contracts purchased or sold by the Fund) received by the Custodian from issuers of the securities being held for the Fund. With respect to tender or exchange offers, the Custodian shall transmit promptly to the Fund all written information received by the Custodian from issuers of the securities whose tender or exchange is sought and from the party or his agents) making the tender or exchange offer. If the Fund desires to take action with respect to any tender offer, exchange offer or any other similar transaction, the Fund shall notify the Custodian at least three business days prior to the date on which the Custodian is to take such action.

2.16 Reports to Fund by Independent Public Accountants. The Custodian shall provide the Fund, at such times as the Fund may reasonably require, with reports by independent public accountants on the accounting system, internal accounting control and procedures for safeguarding securities, futures contracts and options on futures contracts, including securities deposited and/or maintained in a Securities System, relating to the services provided by the Custodian under this Contract; such reports, which shall be of sufficient scope and in sufficient detail, as may reasonably be required by the Fund to provide reasonable assurance that any material inadequacies would be disclosed by such examination, and, if there are no such inadequacies, shall so state.

3.       Proper Instructions.

         Proper instructions as sued throughout this Contract means a writing signed or initialed by one or more person or persons as the Board of Managers shall have from time to time authorized. Each such writing shall set forth the specific transaction or type of transaction involved, including a specific statement of the purpose for which such action is requested. Oral instructions will be considered Proper Instructions if the Custodian reasonably believes them to have been given by a person authorized to give such instructions with respect to the transaction involved. The Fund shall cause all oral instructions to be confirmed in writing. Upon receipt of a certificate of the Secretary as to the authorized by the Board of Managers of the Fund accompanied by a detailed description of procedures approved by the Board of Managers, Proper Instructions may include communications effected directly between electro-mechanical or electronic devices provided that the Board of Managers and the Custodian are satisfied that such procedures afford adequate safeguards for the Fund's assets.

4.       Actions Permitted without Express Authority.

         The Custodian may in its discretion, without express authority from the
Fund:

                    1) make payments to itself or others for minor expenses of handling securities or other similar items relating to its duties under this Contract, provided that all such payments shall be accounted for to the Fund;

                    2) surrender securities in temporary form for securities in definitive form;

                    3) endorse for collection, in the name of the Fund, checks, drafts and other negotiable instruments; and

                    4) in general, attend to all non-discretionary details in connection with the sale, exchange, substitution, purchase, transfer and other dealings with the securities and property of the Fund except as otherwise directed by the Board of Managers of the Fund.

5.       Evidence of Authority.

         The Custodian shall be protected in acting upon any instructions, notice, request, consent, certificate or other instrument or paper believed by it to be genuine and to have been properly executed by or on behalf of the Fund. The Custodian may receive and accept a certified copy of a vote of the Board of Managers of the Fund as conclusive evidence (a) of the authority of any person to act in accordance with such vote or (b) of any determination or of any action by the Board of Managers as described in such vote, and such vote may be considered as in full force and effect until receipt by the Custodian of written notice to the contrary.

6.       Duties  of  Custodian   with  Respect  to  the  Books  of  Account  and
         Calculation of Net Asset Value and Net Income.

         The Custodian shall cooperate with and supply necessary information to the entity of entities appointed by the Board of Managers of the Fund to keep the books of account of the Fund and/or compute the net asset value per share of the outstanding shares of the Fund or, if directed in writing to do so by the Fund, shall itself keep such books of account and/or compute such net asset value per share. If so directed, the Custodian shall also calculate daily the net income of the Fund as described in the Fund's currently effective prospectus and shall advise the Fund and the Transfer Agent daily of the total amounts of such net income and, if instructed in writing by an officer of the Fund to do so, shall advise the Transfer Agent periodically of the division of such net income among its various components. The calculations of the net asset value per share and the daily income of the Fund shall be made at the time or times described from time to time in the Fund's currently effective prospectus.

7.                Records.

                  The Custodian shall create and maintain all records relating to its activities and obligations under this Contract in such manner as will meet the obligations of the Fund under the Investment Company Act of 1940, with particular attention to Section 31 thereof and Rules 31a-2 thereunder, applicable federal and state tax and insurance laws and any other law or administrative rules or procedures which may be applicable to the Fund. All such records shall be the property of Sun Life (U.S.) and the Fund and shall at all times during the regular business hours of the Custodian be open for inspection by duly authorized officers, employees or agents of the Fund and Sun Life (U.S.) and employees and agents of the Securities and Exchange Commission. Such records will be surrendered promptly by the Custodian upon request. The Custodian shall, at the Fund's request, supply the Fund with a tabulation of securities owned by the Fund and held by the Custodian and shall, when requested to do so by the Fund and for such compensation as shall be agreed upon between the Fund and the Custodian, include certificate numbers in such tabulations.

8.                Opinion of Fund's Independent Accountant.

                  The Custodian shall take all reasonable action, as the Fund may from time to time request, to obtain from year to year favorable opinions from the Fund's independent accountants with respect to its activities hereunder in connection with the preparation of the Fund's Form N-3, and Form N-SAR or other registration statements and annual reports to the Securities and Exchange Commission and with respect to any other requirements of such Commission.

9.       Compensation of Custodian.

         The Custodian shall be entitled to reasonable compensation for its services and expenses and Custodian, as agreed upon from time to time between the Fund and the Custodian.

10.      Responsibility of Custodian.

         So long as and to the extent that it is in the exercise of reasonable care, the Custodian shall not be responsible for the title, validity or genuineness of any property or evidence of title thereto received by it or delivered by it pursuant to this Contract and shall be held harmless in acting upon any notice, request, consent, certificate or other instrument reasonably believed by it to be genuine and to be signed by the proper party or parties. The Custodian shall be held to the exercise of reasonable care in carrying out the provisions of this Contract, but shall be kept indemnified by the Fund for any action taken or omitted by it in the proper execution of instructions from the Fund. It shall be entitled to rely on and may act upon advice of counsel for the Fund on all matters and shall be without liability for any action reasonably taken or omitted pursuant to such advice. Notwithstanding the foregoing, the responsibility of the Custodian with respect to redemptions effected by check shall be in accordance with a separate agreement entered into between the Custodian and the Fund.

                  The Fund agrees to indemnify and hold harmless the Custodian and its nominee from and against all taxes, charges, expenses, assessments, claims and liabilities (including counsel fees) incurred or assessed against it or its nominee in connection with the performance of this Contract, except such as may arise from it or its nominee's own negligent action, negligent failure to act or willful misconduct. The Custodian is authorized to charge any account of the fund for such items and its fees. To secure any such authorized charges and any advances of cash or securities made by the Custodian to or for the benefit of the Fund for any purpose which results in the Fund incurring and overdraft at the end of any business day or for extraordinary or emergency purposes during any business day, the Fund hereby grants to the Custodian a security interest in and pledges to the Custodian securities held for it by the Custodian, in an amount not to exceed five percent of the Fund's gross assets, the specific securities to be designated in writing from time to time by the Fund or its investment adviser (the "Pledged Securities"). Should the Fund fail to repay promptly any advances of cash or securities, the Custodian shall be entitled to use available cash and to dispose of the Pledged Securities as is necessary to repay any such advances.

11.               Effective Period, Termination and Amendment.

                  This Contract shall become effective as of its execution, shall continue in full force and effect until terminated as hereinafter provided, may be amended at any time by mutual agreement of the parties hereto and may be terminated by either party by an instrument in writing delivered or mailed, postage prepaid to the other party, such termination to take effect not sooner than thirty (30) days after the date of such deliver or mailing; provided, however, that the Custodian shall not act under Section 2.11 hereof in the absence of receipt of an initial certificate of the Secretary that the Board of Managers of the Fund has approved the initial use of a particular Securities System and the receipt of an annual certificate of the Secretary that the Board of Managers has reviewed the use by the Fund of such Securities System, as required in each case by Rule 17f-4 under the Investment Company Act of 1940, as amended and that the Custodian shall not act under Section 2.11.A hereof in the absence of receipt of an initial certificate of the Secretary that the Board of Managers has approved the initial use of the Direct Paper System and the receipt of an annual certificate of the Secretary that the Board of Managers has reviewed the used by the Fund of the Direct Paper System; provided further, however, that the Fund shall not amend or terminate this Contract in contravention of any applicable federal or state regulations, and (b) that the Fund may at any time by action of its Board of Managers (i) substitute another bank or trust company for the Custodian by giving notice as described above to the Custodian, or (ii) immediately terminate this Contract in the event of the appointment of a conservator or receiver for the Custodian or upon the happening of a like event at the direction of an appropriate regulatory agency or court of competent jurisdiction.

                  Upon termination of the Contract, the Fund shall pay to the Custodian such compensation as may be due as of the date of such termination and shall likewise reimburse the Custodian for its costs, expenses and disbursements.

12.               Successor Custodian.

                  If a successor custodian shall be appointed by the Board of Managers of the Fund, the Custodian shall, upon termination, deliver to such successor custodian at the office of the Custodian, duly endorsed and in the form for transfer, all securities then held by it hereunder and shall transfer to an account of the successor custodian all of the Fund's securities held in a Securities System.

                  If no such successor custodian shall be appointed, the Custodian shall, in like manner, upon receipt of a certified copy of a vote of the Board of Managers of the Fund, deliver at the office of the Custodian and transfer such securities, funds and other properties in accordance with such vote.

                  In the event that no written order designating a successor custodian or certified copy of a vote of the Board of Managers shall have been delivered to the Custodian on or before the date when such termination shall become effective, then the Custodian shall have the right to deliver to a bank or trust company, which is a "bank" as defined in the Investment Company Act of 1940, of its own selection, having an aggregate capital, surplus, and undivided profits, as shown by its last published report, of not less than $25,000,000, all securities, funds and other properties held by the Custodian and all instruments held by the Custodian relative thereto and all other property held by it under this Contract and to transfer to an account of such successor custodian all of the Fund's securities held in any Securities System. Thereafter, such bank or trust company shall be the successor of the Custodian under this Contract.

                  In the event that securities, funds and other properties remain in the possession of the Custodian after the date of termination hereof owing to failure of the Fund to procure the certified copy of the vote referred to or of the Board of Managers to appoint a successor custodian, the Custodian shall be entitled to fair compensation for its services during such period as the Custodian retains possession of such securities, funds and other properties and the provisions of this Contract relating to the duties and obligations of the Custodian shall remain in full force and effect.

13.               Interpretive and Additional Provisions.

                  In connection with the operation of this Contract, the Custodian and the Fund may from time to time agree on such provisions interpretive of or in addition to the provisions of this Contract as may in their joint opinion be consistent with the general tenor of this Contract. Any such interpretive or additional provisions shall be in a writing signed by both parties and shall be annexed hereto, provided that no such interpretive or additional provisions shall contravene any applicable federal or state regulations or any provision of the Articles of Incorporation of the Fund. No interpretive or additional provisions made as provided in the preceding sentence shall be deemed to be an amendment of this Contract.

14.               Massachusetts Law to Apply.

                  This Contract  shall be construed and the  provisions  thereof
interpreted   under  and  in  accordance  with  laws  of  the   Commonwealth  of
Massachusetts.

                  IN WITNESS WHEREOF, each of the parties has caused this instrument to be executed in its name and behalf by its duly authorized representative and its seal to be hereunder affixed as of the 25th day of July, 1990.

                                    CAPITAL APPRECIATION VARIABLE ACCOUNT


ATTEST:                             By:    SUN LIFE ASSURANCE COMPANY OF
                                                    CANADA (U.S.)


BONNIE S. ANGUS                     By:     DAVID D. HORN
Bonnie S. Angus, Secretary                  David D. Horn, Senior Vice President
                                            and General Manager


ATTEST:                             STATE STREET BANK AND TRUST COMPANY


NOT LEGIBLE                         By:      NOT LEGIBLE
Assistant Secretary                          Vice President

                                  CUSTODIAN CONTRACT
                                       between
                      GOVERNMENT SECURITIES VARIABLE ACCOUNT
                                        and
                          STATE STREET BANK AND TRUST COMPANY

                                 TABLE OF CONTENTS

                                                                        Page

1.       Employment of Custodian and Property to be Held by It........     1

2.       Duties of the  Custodian  with  Respect to Property of the
         Fund held by the Custodian in the United States..............     2
         2.1      Holding Securities..................................     2
         2.2      Delivery of Securities..............................     2
         2.3      Registration of Securities..........................     7
         2.4      Bank Accounts.......................................     7
         2.5      Payment for Shares..................................     8
         2.6      Investment and Availability of Federal Funds........     8
         2.7      Collection of Income................................     9
         2.8      Payment of Fund Monies..............................     10
         2.9      Liability for Payment in Advance of Receipt of
                  Securities Purchased................................     12
         2.10     Appointment of Agents...............................     13
         2.11     Deposit of Fund Assets in Securities Systems........     13
         2.11A    Fund Assets Held in the Custodian's Direct Paper
                  System..............................................     16
         2.12     Segregated Account..................................     18
         2.13     Ownership Certificates for Tax Purposes.............     19
         2.14     Proxies.............................................     19
         2.15     Communications Relating to Fund Portfolio Securities.    19
         2.16     Reports to Fund by Independent Public Accountants...     20

3.       Proper Instructions...........................................    21

4.       Actions Permitted Without Express Authority...................    21

5.       Evidence of Authority.........................................    22

6.       Duties of Custodian with Respect to the Books of Account and
         Calculation of Net Asset Value and Net Income.................    22

7.       Records.......................................................    23

8.       Opinion of Fund Independent Accountants.......................    24

9.       Compensation of Custodian.....................................    24

10.      Responsibility of Custodian...................................    24

11.      Effective Period, Termination and Amendment...................    26

12.      Successor Custodian...........................................    27

13.      Interpretive and Additional Provisions........................    28

14.      Massachusetts Law to Apply....................................    29

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                             CUSTODIAN CONTRACT

         This Contract between Sun Life Assurance Company of Canada (U.S.) ("Sun Life (U.S.)"), a corporation organized and existing under the laws of Delaware, having its principal place of business at One Sun Life Executive Park, Wellesley Hills, Massachusetts 02181, acting on behalf of Government Securities Variable Account, a segregated investment account of Sun Life (U.S.), hereinafter called the "Fund" and the units issued by the Fund being hereinafter called "Shares", and State Street Bank and Trust Company, a Massachusetts trust company, having its principal place of business at 225 Franklin Street, Boston, Massachusetts, 02110, hereinafter called the "Custodian".

         WITNESSETH:   That in consideration of the mutual covenants and
agreements hereinafter contained, the parties hereto agree as follows:

1.       Employment of Custodian and Property to be Held by It

         The Fund hereby employs the Custodian as the custodian of its assets. The Fund agrees to deliver to the Custodian all securities and cash owned by it, and all payments of income, payments of principal or capital distributions received by it with respect to all securities owned by the Fund from time to time. The Custodian shall not be responsible for any property of the Fund held or received by the Fund and not delivered to the Custodian.

         Upon  receipt of "Proper  Instructions"  (within the meaning of Article
3), the Custodian shall from time to time employ one or more subcustodians, but only in accordance with an applicable vote by the Board of Managers of the Fund, and provided that, the Custodian shall have no more or less responsibility or liability to the Fund on account of any actions or omissions of any subcustodian so employed than any such subcustodian has to the Custodian.

2. Duties of the Custodian with Respect to Property of the Fund Held By the Custodian in the United States.

         The provisions of this Article 2 shall apply to the duties of the Custodian as they relate to securities held in the United States.

2.1      Holding Securities.   The Custodian shall hold and physically segregate
         for the account of the Fund all non-cash property, including all securities owned by the Fund to be held in the United States, other than (a) securities which are maintained pursuant to Section 2.11 in a clearing agency which acts as a securities depository or in a book-entry system authorized by the U.S. Department of the Treasury, collectively referred to herein as a "Securities System"; and (b) commercial paper of an issuer for which State Street Bank and Trust Company acts as issuing and paying agent ("Direct Paper") which is deposited and/or maintained in State Street Bank and Trust Company's Direct Paper Book-Entry System ("Direct Paper System") pursuant to
         Section 2.11.A.

2.2 Delivery of Securities. The Custodian shall release and deliver securities owned by the Fund held by the Custodian or in a Securities System account of the Custodian or in the Direct Paper System only upon receipt of Proper Instructions, which may be continuing instructions when deemed appropriate by the parties, and only in the following cases:

                  1) Upon sale of such securities for the account of the Fund and receipt of payment therefor;

                  2) Upon the receipt of payment in connection with any repurchased agreement related to such securities entered into by the Fund;

                  3) In the case of a sale effected through a Securities System, in accordance with the provisions of Section
                           2.11 hereof;

                  4) To the depository agent in connection with tender or other similar offers for portfolio securities of the Fund;

                  5) To the issuer thereof or its agent when such securities are called, redeemed, retired or otherwise become payable; provided that, in any such case, the cash or other consideration is to be delivered to the Custodian;

                  6) To the issuer thereof, or its agent, for transfer into the name of the Fund or into the name of any nominee or nominees of the Custodian or into the name or nominee name of any agent appointed pursuant to
                           Section 2.10 or into the name or nominee name of any subcustodian appointed pursuant to Article 1; or for exchange for a different number of bonds, certificates or other evidence representing the same aggregate face amount or number of units; provided that, in any such case, the new securities are to be delivered to the Custodian;

                  7) Upon the sale of such securities for the account of the Fund, to the broker or its clearing agent, against a receipt, for examination in accordance with "street delivery" custom; provided that in any such case, the Custodian shall have no responsibility or liability for any loss arising from the delivery of such securities prior to receiving payment for such securities except as may arise from the Custodian's own negligence or willful misconduct;

                  8)       For  exchange or  conversion  pursuant to any plan of
                           merger,       consolidation,        recapitalization,
                           reorganization or readjustment of the securities of the issuer of such securities, or pursuant to provisions for conversion contained in such securities, or pursuant to any deposit agreement; provided that, in any such case, the new securities and cash, if any, are to be delivered to the Custodian;

                  9) In the case of warrants, rights or similar securities, the surrender thereof in the exercise of such warrants, rights or similar securities or the surrender of interim receipts or temporary securities for definitive securities, provided that, in any such case, the new securities and cash, if any, are to be delivered to the Custodian;

                  10) For delivery in connection with any loans of securities made by the Fund, but only against receipt of adequate collateral as agreed upon from time to time by the Custodian and the Fund, which may be in the form of cash or obligations issued by the United States government, its agencies or instrumentalities, except that in connection with any loans for which collateral is to be credited to the Custodian's account in the book-entry system authorized by the U.S. Department of the Treasury, the Custodian will not be held liable or responsible for the delivery of securities owned by the Fund prior to the receipt of such collateral;

                  11) For delivery as security in connection with any borrowings by the Fund requiring a pledge of assets by the Fund, but only against receipt of amounts borrowed;

                  12)      For delivery in ac cordance with the  provisions of
                           any agreement   among  the  Fund,   the   Custodian
                           and a broker-dealer registered under the Securities Exchange Act of 1934 (the "Exchange Act") and a
                           member of The National   Association  of  Securities
                           Dealers,   Inc. ("NASD"),  relating to compliance
                           with the rules of The Options Clearing Corporation and of any registered national securities
                           exchange,   or  of  any  similar organization  or
                           organizations, regarding escrow or other arrangements in connection with transactions by the Fund;

                  13) For delivery in accordance with the provisions of any agreement among the Fund, the Custodian, and a Futures Commission Merchant registered under the Commodity Exchange Act, relating to compliance with the rules of the Commodity Futures Trading Commission and/or any Contract Market, or any similar organization or organizations, regarding account deposits in connection with transactions by the Fund; and

                  14) For any other proper purpose, but only upon receipt of, in addition to Proper Instructions, a certified copy of a resolution of the Board of Managers signed by an officer of the fund, setting forth the purpose for which such delivery is to be made, declaring such purposes to be proper and naming the person or persons to whom delivery of such securities shall be made.

2.3 Registration of Securities. Securities held by the Custodian (other than bearer securities) in the United States shall be registered in the name of the Fund or in the name of any nominee of the Fund or of any nominee of the Custodian which nominee shall be assigned exclusively to the Fund, unless the Fund has authorized in writing the appointment of a nominee to be used in common with other registered investment companies having the same investment adviser as the Fund, or in the name or nominee name of any agent appointed pursuant to Section 2.10 or in the name or nominee name of any subcustodian appointed pursuant to
         Article 1. All securities accepted by the Custodian on behalf of the Fund under the terms of this Contract shall be in "street name" or other good delivery form.

2.4 Bank Accounts. The Custodian shall open and maintain a separate bank account or accounts (the "Fund's Account or Accounts") in the name of the Fund, subject only to draft or order by the Custodian acting pursuant to the terms of this Contract, and shall hold in such Account or Accounts, subject to the provisions hereof, all cash received by it from or for the Account of the Fund, other than cash maintained by the Fund in a bank Account established and used in accordance with Rule 17f-3 under the Investment Company Act of 1940. Funds held by the Custodian for the Fund may be deposited by it to its credit as Custodian in the Banking Department of the Custodian or in such other banks or trust companies as it may in its discretion deem necessary or desirable; provided, however, that every such bank or trust company shall be qualified to act as a custodian under the Investment Company Act of 1940 and that each such bank or trust company and the funds to be deposited with each such bank or trust company shall be approved by vote of a majority of the Board of Managers of the Fund. Such funds shall be deposited by the Custodian in its capacity as Custodian and shall be withdrawable by the Custodian only in that capacity.

2.5 Payments for Shares. The Custodian shall receive from Sun Life (U.S.) and deposit into the Fund's account such payments as are received by Sun Life (U.S.) for investment in the Fund. The Custodian will provide timely notification to the Fund and Sun Life (U.S.) of any receipt by it of such payments.

2.6 Investment and Availability of Federal Funds. Upon mutual agreement between the Fund and the Custodian, the Custodian shall, upon the receipt of Proper Instructions,

                  1) invest in such instruments as may be set forth in such instruments on the same day as received all federal funds received after a time agreed upon between the Custodian and the Fund; and

                  2) make federal funds available to the Fund as of specified times agreed upon from time to time to time by the Fund and the Custodian in the amount of checks received in payment for Shares of the Fund which are deposited into the Fund's account.

2.7 Collection of Income. The Custodian shall collect on a timely basis all income and other payments with respect to registered securities held hereunder to which the Fund shall be entitled either by law or pursuant to custom in the securities business, and shall collect on a timely basis all income and other payments with respect to bearer securities if, on the date of payment by the issuer, such securities are held by the Custodian or agent thereof and shall credit such income, as collected, to the Fund's custodian Account. Without limiting the generality of the foregoing, the Custodian shall detach and present for payment all coupons and other income items requiring presentation as and when they become due and shall collect interest when due on securities held hereunder. Income due the Fund on securities loaned pursuant to the provisions of Section 2.2 (10) shall be the responsibility of the Fund. The Custodian will have no duty or responsibility in connection therewith, other than to provide the Fund with such information or data as may be necessary to assist the Fund in arranging for the timely delivery to the Custodian of the income to which the Fund is properly entitled.

2.8 Payment of Fund Monies. Upon receipt of Proper Instructions, which may be continuing instructions when deemed appropriate by the parties, the Custodian shall pay out monies of the Fund in the following cases only:
                  1 Upon the purchase of securities for the account of the Fund but only (a) against the delivery of such securities to the Custodian (or any bank, banking firm or trust company doing business in the United States or abroad which is qualified under the Investment Company Act of 1940, as amended, to act as a custodian and has been designated by the Custodian as its agent for this purpose) registered in the name of the Fund or in the name of a nominee of the Custodian referred to in Section 2.3 hereof or in proper form for transfer; (b) in the case of a purchase effected through a Securities System, in accordance with the conditions set forth in Section
                           2.11 hereof; (c) in the case of a purchase involving the Direct Paper System, in accordance with the conditions set forth in Section 2.11A; or (d) in the case of repurchase agreements entered into between the Fund and the Custodian, or another bank, or a broker-dealer which is a member of NASD, (i) against delivery of the securities either in certificate form or through an entry crediting the Custodian's account at the Federal Reserve Bank with such securities owned by the Custodian along with written evidence of the agreement by the Custodian to repurchased such securities from the Fund;

                  2) In connection with conversion, exchange or surrender of securities owned by the Fund as set forth in
                           Section 2.2 hereof;

                  3) For the redemption or repurchase of Shares issued by the Fund as set forth in Article 3 hereof;

                  4) For the payment of any expense or liability incurred by the Fund, including but not limited to the following payments for the account of the Fund:
                           interest, taxes, management, accounting, and legal fees, and operating expenses are to be in whole or part capitalized or treated as deferred expenses;

                  5) For payment of the amount of dividends received in respect of securities sold short;

                  6) For any other proper purpose, but only upon receipt of, in addition to Proper Instructions, a certified copy of a resolution of the Board of Managers of the Fund signed by an officer of the Fund, setting forth the purpose for which such payment is to be made, declaring such purpose to be a proper purpose, and naming the person or persons to whom such payment is to be made.

2.9.     Liability for Payment in Advance of Receipt of Securities Purchased.
         In any and every case where payment for purchase of securities for the account of the Fund is made by the Custodian in advance of receipt of
         the   securities   purchased  in  the  absence  of  specific   written
         instructions from the Fund to so pay in advance, the Custodian shall be absolutely liable to the Fund, for such securities to the same extent as if the securities had been received by the Custodian, except that in the case of repurchase agreements entered into by the Fund with a bank which is a member of the Federal Reserve System, the Custodian may transfer funds to the account of such bank prior to the receipt of written evidence that the securities subject to such repurchase agreement have been transferred by book-entry into a segregated non-proprietary account of the Custodian maintained with the Federal Reserve Bank of Boston or of the safekeeping receipt, provided that such securities have in fact been so transferred by book-entry.

2.10 Appointment of Agents. The Custodian may at any time or times in its discretion appoint (and may at any time remove) any other bank or trust company which is itself qualified under the Investment Company Act of 1940, as amended, to act as a custodian, as its agent to carry out such of the provisions of this Article 2 as the Custodian may from time to time direct; provided, however, that the appointment of any agent shall not relieve the Custodian of its responsibilities or liabilities hereunder.

2.11 Deposit of Fund Assets in Securities Systems. The Custodian may deposit and/or maintain domestic securities owned by the Fund in a clearing agency registered with the Securities and Exchange Commission under Section 17A of the Securities Exchange Act of 1934, which acts as a securities depository, or in the book-entry system authorized by the U.S. Department of the Treasury and certain federal agencies, collectively referred to herein as "Securities System: in accordance with applicable Federal Reserve Board and Securities and Exchange Commission rules and regulations, if any, and subject to the following provisions:

               1) The Custodian may keep securities of the Fund in a Securities System provided that such securities are represented in an account ("Custodian Account") of the Custodian in the Securities System which shall not include any assets of the Custodian other than assets held as a fiduciary, custodian or otherwise for customers;

               2) The records of the Custodian with respect to securities of the Fund which are maintained in a Securities System shall identify by book-entry those securities belonging to the Fund;

               3) The Custodian shall pay for securities purchased for the account of the Fund upon (i) receipt of advice from the Securities System that such securities have been transferred to the Custodian's Account, and (ii) the making of an entry on the records of the Custodian to reflect such payment and transfer for the account of the Fund. The Custodian shall transfer securities sold for the account of the Fund upon (i) receipt of advice from the Securities System that payment for such securities has been transferred to the Custodian's Account, and (ii) the making of an entry on the records of the Custodian to reflect such transfer and payment for the account of the Fund. Copies of all advices from the Securities System of transfers of securities for the account of the Fund shall identify the Fund, be maintained for the fund by the Custodian and be provided to the Fund at its request. Upon request, the Custodian shall furnish the Fund confirmation of each transfer to or from the account of the Fund in the form of a written advice or notice and shall furnish to the Fund copies of daily transaction sheets reflecting each day's transactions in the Securities System for the account of the Fund.

               4) The Custodian shall provide the Fund with any report obtained by the Custodian on the Securities System's accounting system, internal accounting control and procedures for safeguarding securities deposited in the Securities System;

               5) The Custodian shall have received the initial or annual certificate, as the case may be, required by Article 11 hereof;

               6) Anything to the contrary in this Contract notwithstanding, the Custodian shall be liable to the Fund for any loss or damage to the Fund resulting from use of the Securities System by reason of any negligence, misfeasance or misconduct of the Custodian or any of its agents or of any of its or their employees or from failure of the Custodian or any such agent to enforce effectively such rights as it may have against the Securities System; at the election of the Fund, it shall be entitled to be subrogated to the rights of the Custodian with respect to any claim against the Securities System or any other person which the Custodian may have as a consequence of any such loss or damage if and to the extent that the Fund has not been made whole for any such loss or damage.

2.11A Fund Assets Held in the Custodian's Direct Paper System. The Custodian may deposit and/or maintain securities owned by the Fund in the Direct Paper System subject to the following provisions:

                    1) No transaction relating to securities in the Direct Paper System will be effected in the absence of Proper Instructions;

                    2) The Custodian may keep securities of the Fund in the Direct Paper System only if such securities are represented in an account of the Custodian in the Direct Paper System which shall not include any assets of the Custodian other than assets held as a fiduciary, custodian or otherwise for customers;

                    3) The records of the Custodian with respect to securities of the Fund which are maintained in the Direct Paper System shall identify by book-entry those securities belonging to the Fund;

                    4) The Custodian shall furnish the Fund confirmation of each transfer of Direct Paper to or form the account of the Fund, in the form of a written advice or notice on the next business day following such transfer and shall furnish to the Fund copies of daily transaction sheets reflecting each day's transaction in the Direct Paper System for the account of the Fund;

                    5) The Custodian shall pay for securities purchased for the account of the Fund upon the making of an entry on the records of the Custodian to reflect such payment and transfer of securities to the account of the Fund. The Custodian shall transfer securities sold for the account of the Fund upon the making of an entry on the records of the Custodian to reflect such transfer and receipt of payment for the account of the Fund;

                    6) The Custodian shall provide the Fund with any report on the system of internal accounting control for the Direct Paper System that the Custodian receives and as the Fund may reasonable request from time to time;

2.12 Segregated Account. The Custodian shall upon receipt of Proper Instructions establish and maintain a segregated account or accounts for and on behalf of the Fund, into which account or accounts for and on behalf of the Fund, into which account or accounts may be transferred cash and/or securities, including securities maintained in an account by the Custodian pursuant to Section 2.11 hereof, (i) in accordance with the provisions of any agreement among the Fund, the Custodian and a broker-dealer registered under the Exchange Act and a member of the NASD (or any futures commission merchant registered under the Commodity Exchange Act), relating to compliance with the rules of The Options Clearing Corporation and of any registered national securities exchange (or the Commodity Futures Trading Commission or any registered contract market), or of any similar organization or organizations, regarding escrow or other arrangements in connection with transactions by the Fund, (ii) for purposes of segregating cash or government securities in connection with options purchased, sold or written by the Fund or commodity futures contracts or options thereon purchased or sold by the Fund, (iii) for the purpose of compliance by the Fund with the procedures required by Investment Company Act Release No. 10666, or any subsequent release or releases of the Securities and Exchange Commission relating to the maintenance of segregated accounts by registered investment companies and (iv) for other proper purposed, but only, in the case of clause (iv), upon receipt of, in addition to Proper Instructions, a certified copy of a resolution of the Board of Managers signed by an officer of the Fund, setting forth the purpose or purposes of such segregated account and declaring such purposes to be proper corporate purposes.

2.13 Ownership Certificates for Tax Purposes. The Custodian shall execute ownership and other certificates and affidavits for all federal and state tax purposes in connection with receipt of income or other payments with respect to securities of the Fund held by it and in connection with transfers of securities.

2.14 Proxies. The Custodian shall, with respect to the securities held hereunder, cause to be promptly executed by the registered holder of such securities, if the securities are registered otherwise than in the name of the Fund or a nominee of the Fund, all proxies, without indication of the manner in which such proxies are to be voted, and shall promptly deliver to the Fund such proxies, all proxy soliciting materials and all notices relating to such securities.

2.15 Communications Relating to Fund Portfolio Securities. The Custodian shall transmit promptly to the Fund all written information (including, without limitation, pendency of calls and maturities of securities and expirations of rights in connection therewith and notices of exercise of call and put options written by the Fund and the maturity of futures contracts purchased or sold by the Fund) received by the Custodian from issuers of the securities being held for the Fund. With respect to tender or exchange offers, the Custodian shall transmit promptly to the Fund all written information received by the Custodian from issuers of the securities whose tender or exchange is sought and from the party or his agents)

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

         making the tender or exchange offer. If the Fund desires to take action with respect to any tender offer, exchange offer or any other similar transaction, the Fund shall notify the Custodian at least three business days prior to the date on which the Custodian is to take such action.

2.16 Reports to Fund by Independent Public Accountants. The Custodian shall provide the fund, at such times as the Fund may reasonably require, with reports by independent public accountants on the accounting system, internal accounting control and procedures for safeguarding securities, futures contracts and options on futures contracts, including securities deposited and/or maintained in a Securities System, relating to the services provided by the Custodian under this Contract; such reports, which shall be of sufficient scope and in sufficient detail, as may reasonably be required by the Fund to provide reasonable assurance that any material inadequacies would be disclosed by such examination, and, if there are no such inadequacies, shall so state.

3.       Proper Instructions.

         Proper instructions as sued throughout this Contract means a writing signed or initialed by one or more person or persons as the Board of Managers shall have from time to time authorized. Each such writing shall set forth the specific transaction or type of transaction involved, including a specific statement of the purpose for which such action is requested. Oral instructions will be considered Proper Instructions if the Custodian reasonable believes them to have been given by a person authorized to give such

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

instructions with respect to the transaction involved. The Fund shall cause all oral instructions to be confirmed in writing. Upon receipt of a certificate of the Secretary as to the authorized by the Board of Managers of the Fund accompanied by a detailed description of procedures approved by the Board of Managers, Proper Instructions may include communications effected directly between electro-mechanical or electronic devices provided that the Board of Managers and the Custodian are satisfied that such procedures afford adequate safeguards for the Fund's assets.

4.       Actions Permitted without Express Authority.

         The Custodian may in its discretion, without express authority from the
Fund:

                           1) make payments to itself or others for minor expenses of handling securities or other similar items relating to its duties under this Contract, provided that all such payments shall be accounted for to the Fund;

                           2) surrender securities in temporary form for securities in definitive form;

                           3) endorse for collection, in the name of the Fund, checks, drafts and other negotiable instruments; and

                           4) in general, attend to all non-discretionary details in connection with the sale, exchange, substitution, purchase, transfer and other dealings with the securities and property

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

                                    of the Fund  except  as  otherwise
                                    directed by the Board of Managers of the Fund.

5.       Evidence of Authority.

         The Custodian shall be protected in acting upon any instructions, notice, request, consent, certificate or other instrument or paper believed by it to be genuine and to have been properly executed by or on behalf of the Fund. The Custodian may receive and accept a certified copy of a vote of the Board of Managers of the Fund as conclusive evidence (a) of the authority of any person to act in accordance with such vote or (b) of any determination or of any action by the Board of Managers as described in such vote, and such vote may be considered as in full force and effect until receipt by the Custodian of written notice to the contrary.

6.       Duties  of  Custodian   with  Respect  to  the  Books  of  Account  and
         Calculation of Net Asset Value and Net Income.

         The Custodian shall cooperate with and supply necessary information to the entity of entities appointed by the Board of Managers of the Fund to keep the books of account of the Fund and/or compute the net asset value per share of the outstanding shares of the Fund or, if directed in writing to do so by the Fund, shall itself keep such books of account and/or compute such net asset value per share. If so directed, the Custodian shall also calculate daily the net income of the Fund as described in the Fund's currently effective prospectus and shall advise the Fund and the Transfer Agent daily of the total amounts of such net income and, if instructed in writing by an officer of the Fund to do so, shall advise the Transfer Agent periodically of the division of such net income among its various components. The calculations of the net asset value per share and the daily income of the Fund shall be made at the time or times described from time to time in the Fund's currently effective prospectus.

7.                Records.

                  The Custodian shall create and maintain all records relating to its activities and obligations under this Contract in such manner as will meet the obligations of the Fund under the Investment Company Act of 1940, with particular attention to Section 31 thereof and Rules 31a-2 thereunder, applicable federal and state tax and insurance laws and any other law or administrative rules or procedures which may be applicable to the Fund. All such records shall be the property of Sun Life (U.S.) and the Fund and shall at all times during the regular business hours of the Custodian be open for inspection by duly authorized officers, employees or agents of the Fund and Sun Life (U.S.) and employees and agents of the Securities and Exchange Commission. Such records will be surrendered promptly by the Custodian upon request. The Custodian shall, at the Fund's request, supply the Fund with a tabulation of securities owned by the Fund and held by the Custodian and shall, when requested to do so by the Fund and for such compensation as shall be agreed upon between the Fund and the Custodian, include certificate numbers in such tabulations.

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





8.                Opinion of Fund's Independent Accountant.

                  The Custodian shall take all reasonable action, as the Fund may from time to time request, to obtain from year to year favorable opinions from the Fund's independent accountants with respect to its activities hereunder in connection with the preparation of the Fund's Form N-3, and Form N-SAR or other registration statements and annual reports to the Securities and Exchange Commission and with respect to any other requirements of such Commission.

9.       Compensation of Custodian.

         The Custodian shall be entitled to reasonable compensation for its services and expenses and Custodian, as agreed upon from time to time between the Fund and the Custodian.

10.      Responsibility of Custodian.

         So long as and to the extent that it is in the exercise of reasonable care, the Custodian shall not be responsible for the title, validity or genuineness of any property or evidence of title thereto received by it or delivered by it pursuant to this Contract and shall be held harmless in acting upon any notice, request, consent, certificate or other instrument reasonably believed by it to be genuine and to be signed by the proper party or parties. The Custodian shall be held to the exercise of reasonable care in carrying out the provisions of this Contract, but shall be kept indemnified by the Fund for any action

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

taken or omitted by it in the proper execution of instructions from the Fund. It shall be entitled to rely on and may act upon advice of counsel for the Fund on all matters and shall be without liability for any action reasonably taken or omitted pursuant to such advice. Notwithstanding the foregoing, the responsibility of the Custodian with respect to redemptions effected by check shall be in accordance with a separate agreement entered into between the Custodian and the Fund.

                  The Custodian shall be liable for the acts and omissions of Chase appointed as its subcustodian pursuant to the provision of Article 3 to the extent set forth in Sections 3.2 and 3.3 hereof.

                  The Fund agrees to indemnify and hold harmless the Custodian and its nominee from and against all taxes, charges, expenses, assessments, claims and liabilities (including counsel fees) incurred or assessed against it or its nominee in connection with the performance of this Contract, except such as may arise from it or its nominee's own negligent action, negligent failure to act or willful misconduct. The Custodian is authorized to charge any account of the fund for such items and its fees. To secure any such authorized charges and any advances of cash or securities made by the Custodian to or for the benefit of the Fund for any purpose which results in the Fund incurring and overdraft at the end of any business day or for extraordinary or emergency purposes during any business day, the Fund hereby grants to the Custodian a security interest in and pledges to the Custodian securities held for it by the Custodian, in an amount not to exceed five percent of the Fund's gross assets, the specific securities to be designated in writing from time to time by the Fund or its investment adviser (the "Pledged

Securities"). Should the Fund fail to repay promptly any advances of cash or securities, the Custodian shall be entitled to use available cash and to dispose of the Pledged Securities as is necessary to repay any such advances.

11.               Effective Period, Termination and Amendment.

                  This Contract shall become effective as of its execution, shall continue in full force and effect until terminated as hereinafter provided, may be amended at any time by mutual agreement of the parties hereto and may be terminated by either party by an instrument in writing delivered or mailed, postage prepaid to the other party, such termination to take effect not sooner than thirty (30) days after the date of such deliver or mailing; provided, however, that the Custodian shall not act under Section 2.11 hereof in the absence of receipt of an initial certificate of the Secretary that the Board of Managers of the Fund has approved the initial use of a particular Securities System and the receipt of an annual certificate of the Secretary that the Board of Managers has reviewed the use by the Fund of such Securities System, as required in each case by Rule 17f-4 under the Investment Company Act of 1940, as amended and that the Custodian shall not act under Section 2.11.A hereof in the absence of receipt of an initial certificate of the Secretary that the Board of Managers has approved the initial use of the Direct Paper System and the receipt of an annual certificate of the Secretary that the Board of Managers has reviewed the used by the Fund of the Direct Paper System; provided further, however, that the Fund shall not amend or terminate this Contract in contravention of any applicable federal or state regulations, and (b) that the Fund may at any time by action of its Board of Managers (i) substitute another bank or trust company for the Custodian by giving notice as described above to the Custodian, or (ii) immediately terminate this Contract in the event of the appointment of a conservator or receiver for the Custodian or upon the happening of a like event at the direction of an appropriate regulatory agency or court of competent jurisdiction.

                  Upon termination of the Contract, the Fund shall pay to the Custodian such compensation as may be due as of the date of such termination and shall likewise reimburse the Custodian for its costs, expenses and disbursements.

12.               Successor Custodian.

                  If a successor custodian shall be appointed by the Board of Managers of the Fund, the Custodian shall, upon termination, deliver to such successor custodian at the office of the Custodian, duly endorsed and in the form for transfer, all securities then held by it hereunder and shall transfer to an account of the successor custodian all of the Fund's securities held in a Securities System.

                  If no such successor custodian shall be appointed, the Custodian shall, in like manner, upon receipt of a certified copy of a vote of the Board of Managers of the Fund, deliver at the office of the Custodian and transfer such securities, funds and other properties in accordance with such vote.

                  In the event that no written order designating a successor custodian or certified copy of a vote of the Board of Managers shall have been delivered to the Custodian on or before the date when such termination shall become effective, then the

Custodian shall have the right to deliver to a bank or trust company, which is a "bank" as defined in the Investment Company Act of 1940, of its own selection, having an aggregate capital, surplus, and undivided profits, as shown by its last published report, of not less than $25,000,000, all securities, funds and other properties held by the Custodian and all instruments held by the Custodian relative thereto and all other property held by it under this Contract and to transfer to an account of such successor custodian all of the Fund's securities held in any Securities System. Thereafter, such bank or trust company shall be the successor of the Custodian under this Contract.

                  In the event that securities, funds and other properties remain in the possession of the Custodian after the date of termination hereof owing to failure of the Fund to procure the certified copy of the vote referred to or of the Board of Managers to appoint a successor custodian, the Custodian shall be entitled to fair compensation for its services during such period as the Custodian retains possession of such securities, funds and other properties and the provisions of this Contract relating to the duties and obligations of the Custodian shall remain in full force and effect.

13.               Interpretive and Additional Provisions.

                  In connection with the operation of this Contract, the Custodian and the Fund may from time to time agree on such provisions interpretive of or in addition to the provisions of this Contract as may in their joint opinion be consistent with the general tenor of this Contract. Any such interpretive or additional provisions shall be in a writing signed by both parties and shall be annexed hereto, provided that no such interpretive or additional provisions shall contravene any applicable federal or state regulations or any provision of the Articles of Incorporation of the Fund. No interpretive or additional provisions made as provided in the preceding sentence shall be deemed to be an amendment of this Contract.

14.               Massachusetts Law to Apply.

                  This Contract  shall be construed and the  provisions  thereof
interpreted   under  and  in  accordance  with  laws  of  the   Commonwealth  of
Massachusetts.

                  IN WITNESS WHEREOF, each of the parties has caused this instrument to be executed in its name and behalf by its duly authorized representative and its seal to be hereunder affixed as of the 25th day of July, 1990

                                    GOVERNMENT SECURITIES VARIABLE ACCOUNT


ATTEST:                             By:     SUN LIFE ASSURANCE COMPANY OF
                                                     CANADA (U.S.)


BONNIE S. ANGUS                     By:     DAVID D. HORN
Bonnie S. Angus, Secretary                  David D. Horn, Senior Vice President
                                            and General Manager


ATTEST:                             STATE STREET BANK AND TRUST COMPANY


NOT LEGIBLE                         By:      NOT LEGIBLE
Assistant Secretary                          Vice President